UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
INDUSTRIAL DISTRIBUTION GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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INDUSTRIAL DISTRIBUTION GROUP, INC.

April 2, 2007

To Our Stockholders:

On behalf of the Board of Directors and management of Industrial Distribution Group, Inc., I cordially invite you to the Annual Meeting of Stockholders to be held on Tuesday, May 1, 2007 at 11:00 a.m., Eastern Daylight Time, at 950 East Paces Ferry Road, Suite 1575, Atlanta, Georgia, 30326.

At the Annual Meeting, stockholders will be asked to consider and vote upon the election of two directors of IDG, the nominees for which are a current director of the Company and a person who would be a new member of our Board. The stockholders will also be asked to vote to replace our current 1997 Stock Incentive Plan, which expires this year, with a new plan that will expire in 2017. There is also a resolution to reapprove the performance criteria under our incentive-based Management Incentive Program, which was originally adopted in 1998, and to add additional shares to that plan so that IDG will have the needed capacity to offer equity-based incentives to promote performance by our personnel. Information about the above and certain other matters is contained in the accompanying Proxy Statement. A copy of our 2006 Annual Report to Stockholders, which contains financial statements and other important information about the Company’s business, is also enclosed.

It is important that your shares of stock be represented at the meeting, regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking the enclosed proxy card. Please complete, sign, date and return the proxy card in the enclosed envelope, whether or not you plan to attend the meeting. You may also vote your shares by telephone or via the Internet as set forth in the enclosed proxy. If you do attend and wish to vote in person, you may revoke your proxy at that time.

I hope you are able to attend and look forward to seeing you.

Sincerely,

Charles A. Lingenfelter
President and Chief Executive Officer

INDUSTRIAL DISTRIBUTION GROUP, INC.
950 EAST PACES FERRY ROAD
SUITE 1575
ATLANTA, GEORGIA 30326

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 1, 2007

To the Stockholders of
Industrial Distribution Group, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of Industrial Distribution Group, Inc. will be held at 11:00 a.m., Eastern Time, on Tuesday, May 1, 2007 at 950 East Paces Ferry Road, Suite 1575, Atlanta, Georgia for the following purposes:

1. To elect two directors to the Board of Directors to serve until their respective terms have expired and until their successors, if there are to be any, are elected and qualified.

2. To approve the Company’s 2007 Stock Incentive Plan, which authorizes an aggregate of 1,122,180 shares of Common Stock to be issued pursuant to the plan;

3. To approve an amendment to the Company’s Management Incentive Program to increase the number of shares of Common Stock, from 250,000 to 450,000, that may be issued pursuant to the plan and to reapprove the performance criteria under the plan;

4. To consider such other matters as may properly come before the meeting and any adjournment or postponement.

Only stockholders of record on March 16, 2007, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement.

BY ORDER OF THE BOARD OF DIRECTORS,

Jack P. Healey
Secretary

April 2, 2007

Whether Or Not You Expect To Be Present At The Annual Meeting, Please Fill In, Date, Sign, And Promptly Return The Enclosed Proxy Card In The Enclosed Business Reply Envelope. You May Also Vote Your Shares By Telephone Or Via The Internet. The Proxy May Be Revoked At Any Time Prior To Exercise, And If You Are Present At The Annual Meeting, You May, If You Wish, Revoke Your Proxy At That Time And Exercise The Right To Vote Your Shares Personally.

INDUSTRIAL DISTRIBUTION GROUP, INC.

PROXY STATEMENT
Dated April 2, 2007
For the Annual Meeting of Stockholders
To Be Held May 1, 2007

This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Industrial Distribution Group, Inc. (“IDG” or the “Company”) for use at IDG’s 2007 Annual Meeting of Stockholders (“Annual Meeting”) to be held on Tuesday, May 1, 2007, and at any postponements or adjournments of the Annual Meeting, for the purposes set forth in the accompanying Notice of Annual Meeting. Management intends to mail this Proxy Statement and the accompanying form of proxy to stockholders on or about April 2, 2007.

Only stockholders of record at the close of business on March 16, 2007 (the “Record Date”), are entitled to notice of and to vote in person or by proxy at the Annual Meeting. As of the Record Date, there were 9,597,372 shares of Common Stock, $0.01 par value per share (“Common Stock”), of IDG outstanding and entitled to vote at the Annual Meeting. The presence of a majority of such shares is required, in person or by proxy, to constitute a quorum for the conduct of business at the Annual Meeting. Each share is entitled to one vote on any matter submitted for vote by the stockholders. The vote required for approval of each matter submitted to the stockholders is described with the discussion of that matter in this Proxy Statement.

Proxies in the accompanying form, duly executed and returned to the management of the Company, and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by delivery of a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

Proxies that are executed, but that do not contain any specific instructions, will be voted for the election of the two nominees for directors specified herein, and, in the discretion of the persons appointed as proxies, on any other matter that may properly come before the Annual Meeting or any postponements or adjournments of the Annual Meeting, including any vote to postpone or adjourn the Annual Meeting.

A copy of the Company’s 2006 Annual Report to Stockholders (including substantive excerpts from the Company’s Annual Report on Form 10-K) is being furnished with this Proxy Statement to each stockholder of record as of the close of business on the Record Date.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

The following table sets forth the information concerning the beneficial ownership of Common Stock, which is the only class of voting stock of the Company, at March 1, 2007, by (1) each person known to the Company to beneficially own more than 5% of the Common Stock, (2) each director, nominee for director, and executive officer named in the Summary Compensation Table, and (3) all directors and executive officers of the Company as a group. Unless otherwise indicated below, the persons named below had sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by them.

	Shares Beneficially
Name of Beneficial Owner	Owned	Percent(1)

Dalton, Greiner, Hartman, Maher & Co LLC(2)	935,956	9.8%
Goldman Capital Management, Inc.(3)	903,300	9.4%
Dimensional Fund Advisors LP(4)	823,802	8.6%
Andrew B. Shearer(5)	553,629	5.8%
Charles A. Lingenfelter(6)	288,357	3.0%
Michael W. Brice(7)	32,048	*
Jack P. Healey(8)	149,836	1.6%
David K. Barth(9)	79,573	*
William R. Fenoglio(9)	49,507	*
William T. Parr(10)	45,707	*
Ajita G. Rajendra	—	*
George L. Sachs, Jr.(11)	125,741	1.3%
Richard M. Seigel(12)	110,507	1.1%
All Directors and Executive Officers as a Group (9 persons)(13)	1,434,905	14.4%

*	Denotes less than 1%.

(1)	The percentages shown are based on 9,597,205 shares of Common Stock outstanding on March 1, 2007 plus, as to each person and group listed, the number of shares of Common Stock deemed owned by such holder pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, assuming the exercise of options held by such holder are exercisable within 60 days of March 1, 2007.

(2)	The address of Dalton, Greiner, Hartman, Maher & Co LLC is 565 Fifth Avenue, Suite 2101, New York, New York, 10017. The listed owner has filed a Schedule 13G with the Commission and claims voting power with respect to 915,756 shares and claims investment power with respect to all 935,956 shares.

(3)	The address of Goldman Capital Management, Inc. is 320 Park Avenue, 10th Floor, New York, New York 10022. The listed owner has filed a Schedule 13F with the Commission and claims voting and investment power with respect to all 903,300 shares.

(4)	The address of Dimensional Fund Advisors LP is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. The listed owner has filed a Schedule 13G with the Commission and claims voting and investment power with respect to all 823,802 shares.

(5)	Includes 1,667 shares subject to exercisable options and 386,167 shares that are pledged as security. The address for Mr. Shearer is 950 E. Paces Ferry Rd, Suite 1575, Atlanta, GA 30326.

(6)	Includes 98,193 shares that are restricted and subject to possible forfeiture. Includes 57,167 shares subject to exercisable options.

(7)	Includes 13,098 shares that are restricted and subject to possible forfeiture. Includes 10,000 shares subject to exercisable options.

(8)	Includes 31,578 shares that are restricted and subject to possible forfeiture. Includes 56,933 shares subject to exercisable options.

(9)	Includes 3,507 shares that are restricted and subject to possible forfeiture. Includes 40,000 shares subject to exercisable options.

(10)	Includes 3,507 shares that are restricted and subject to possible forfeiture. Includes 40,000 shares subject to exercisable options. Does not include an aggregate of 1,200 shares owned by Mr. Parr’s wife, with respect to which Mr. Parr disclaims beneficial ownership.

(11)	Includes 3,507 shares that are restricted and subject to possible forfeiture. Includes 50,000 shares subject to exercisable options.

(12)	Includes 3,507 shares that are restricted and subject to possible forfeiture. Includes 65,000 shares subject to exercisable options.

(13)	Includes an aggregate of 160,404 shares that are restricted and subject to possible forfeiture. Includes an aggregate of 360,767 shares subject to exercisable options that are held by the persons in the group.

ELECTION OF DIRECTORS
(Item Number 1 on the Proxy Card)

The Board of Directors (the “Board”) is responsible for directing the management of the Company. IDG’s Bylaws provide that the Board shall consist of not less than three nor more than fifteen directors, with the exact number being set from time to time by the Board. The Board presently consists of seven directors, each of whom serves until the expiration of his term and until his successor, if there is to be one, is elected and qualified.

The Board is divided into three classes as equal in number as possible. The term of service of each class is staggered so that each director serves a three-year term. Two directors are to be elected at the Annual Meeting, to serve in Class III, with a term expiring in 2010.

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Richard M. Seigel and Ajita G. Rajendra for election as Class III directors. Mr. Seigel currently serves as a Class III director and his present term expires at the Annual Meeting. Mr. Rajendra, who currently does not serve as a director, was recommended as a possible director candidate to the Nominating and Corporate Governance Committee by Mr. Sachs, a non-employee director of our Board. Andrew B. Shearer, a Class III director whose term will expire at the 2007 Annual Meeting, was not nominated for re-election.

Vote Required and Recommendation

Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock entitled to vote for the election of directors at a meeting at which a quorum is present. A quorum will be present for the Annual Meeting when the holders of a majority of the shares outstanding on the Record Date are present in person or by proxy. An abstention and a broker non-vote are included in determining whether a quorum is present, but will not affect the outcome of the vote for the election of directors. Unless otherwise indicated on a proxy, all duly executed proxies granted by the holders of Common Stock will be voted individually at the Annual Meeting for the election of each nominee. Each nominee has indicated that he will serve if elected, but if the situation should arise that either nominee is no longer able or willing to serve, the proxy may be voted for the election of such other person as may be designated by the Board. Proxies cannot be voted for more than two nominees however.

The Board of Directors recommends a vote FOR the election of both nominees.

Information Regarding Nominees and Other Directors

The following are brief biographies for the nominees proposed for election as directors at the Annual Meeting, and the incumbent directors whose terms will continue as indicated after the Annual Meeting.

Nominees for Election Whose Terms Will Expire in 2010 (Class III)

Chairman of the Board

Richard M. Seigel	Industrial Distribution Group

Mr. Seigel, age 61, became Chairman of the Board in March 1999. Mr. Seigel is the retired former Chairman and Chief Executive Officer of SYSCO Food Services of Los Angeles, a subsidiary of SYSCO Corporation, with which he held the position of Senior Vice President-Foodservice Operations. Prior to that, Mr. Seigel was President of Continental Foodservice Company, a national distributor of foodservice products. Mr. Seigel is the Chairman of the Nominating and Corporate Governance Committee, and he serves as a member of the Executive, Audit and Compensation Committees of the Board. Mr. Seigel is considered an independent director in accordance with the Company’s Corporate Governance Guidelines and the current NASDAQ listing standards.

President

Ajita G. Rajendra	A.O. Smith Water Products Company

Mr. Rajendra, age 55, serves as President, since 2005, of A.O. Smith Water Products Company, a manufacturer of residential and commercial water heating systems. Prior to that time, Mr. Rajendra served as the Senior Vice President of Industrial Products Group (from 1998 to 2005) and Vice President Electronics Group (from 1996 to 1997) at Kennametal, Inc., a supplier of industrial products. From 1979 to 1994, Mr. Rajendra served in various roles at Corning, Inc., most recently as Business Director and General Manager of Corning Cookware which included the CorningWare and Pyrex brands. If elected, Mr. Rajendra would be considered an independent director in accordance with the Company’s Corporate Governance Guidelines and the current NASDAQ listing standards.

Directors Whose Terms Will Expire in 2009 (Class II)

Retired Chief Executive Officer

William R. Fenoglio	Augat, Inc.

Mr. Fenoglio, age 67, served as the President and Chief Executive Officer of Augat, Inc., a manufacturer of connector products, from 1994 to his retirement in 1996. Prior to that time, Mr. Fenoglio served as President and Chief Executive Officer, from 1991 to 1994, and Chief Operating Officer (from 1985 to 1991) of Barnes Group, Inc., a diversified manufacturer and distributor, which owns Bowman Distribution Company. From 1961 to 1984, Mr. Fenoglio was employed by General Electric Corporation and served as the Vice President and General Manager of the Component Motor Division from 1981 to 1984. Mr. Fenoglio is currently a director of Standex International, Inc. (NYSE: SXI) and serves on its Audit and Executive Committees. Mr. Fenoglio is Chairman of the Audit Committee and serves as a member of the Executive, Nominating and Corporate Governance, and Compensation Committees of the Board. Mr. Fenoglio is considered an independent director in accordance with the Company’s Corporate Governance Guidelines and the current NASDAQ listing standards.

President and Chief Executive Officer

Charles A. Lingenfelter	Industrial Distribution Group

Mr. Lingenfelter, age 56, became President and Chief Executive Officer on November 3, 2005. Prior to that time, he had been a Regional President of the Company (since January 2002), President of the Company’s IDG Charlotte business unit (from January 2001), and President of The Distribution Group, Inc. (from 1997), one of the companies that combined to form the Company in 1997 and with whom he had been an executive since 1988. Prior to 1988, Mr. Lingenfelter was employed in several capacities with Ingersoll-Rand Company, including as Vice President of Sales and Marketing for its Tools Group. Mr. Lingenfelter serves as Chairman of the Executive

Committee of the Board. Mr. Lingenfelter is considered an inside director because of his employment as a senior executive with the Company.

Vice Chairman Emeritus

William T. Parr J. Smith	Lanier & Co.

Mr. Parr, age 70, has served as Vice Chairman Emeritus and a director of J. Smith Lanier & Co., an insurance placement company, since 1980. Mr. Parr is a member of the Nominating and Corporate Governance and Compensation Committees of the Board. Mr. Parr is considered an independent director in accordance with the Company’s Corporate Governance Guidelines and the current NASDAQ listing standards.

Directors Whose Terms Will Expire in 2008 (Class I)

Retired President

David K. Barth	Barth Smith Company

Mr. Barth, age 63, is the past President of Barth Smith Company, an investment and management consulting firm, which he founded in 1991 and which assisted the Company with its formation in 1997. Mr. Barth is a former member of the faculty of the Lake Forest Graduate School of Management in Chicago. From 1985 to 1990, he served as Vice President, Planning and Development, and Treasurer, from (1979 to 1984) of W.W. Grainger, Inc., a national distributor of maintenance, repair and operating supplies and related information to commercial, industrial, contractor, and institutional customers. Mr. Barth is the Chairman of the Compensation Committee and serves as a member of the Executive, Nominating and Corporate Governance, and Audit Committees of the Board. Mr. Barth is considered an independent director in accordance with the Company’s Corporate Governance Guidelines and the current NASDAQ listing standards.

Retired President

George L. Sachs, Jr.	IDG St. Louis

Mr. Sachs, age 65, is retired from the Company. Mr. Sachs served from 1985 through 2001, when he retired, as the President of the IDG St. Louis business unit. Prior to that time, he served as Vice President-Finance from 1978 to 1985 of one of the companies that founded the Company. Prior to 1978, he served as an Audit Manager for Arthur Andersen & Co., a public accounting firm, from 1968 to 1978. Mr. Sachs is a member of the Nominating and Corporate Governance and Audit Committees of the Board. Mr. Sachs is considered an independent director in accordance with the Company’s Corporate Governance Guidelines and the current NASDAQ listing standards.

APPROVAL OF THE INDUSTRIAL DISTRIBUTION GROUP, INC. 2007 STOCK INCENTIVE PLAN
(Item Number 2 on the Proxy Card)

Purpose of the 2007 Stock Incentive Plan

On February 21, 2007, the Board of Directors voted to adopt the Industrial Distribution Group, Inc. 2007 Stock Incentive Plan (“2007 Stock Incentive Plan”), subject to stockholder approval. The Board of Directors believes the adoption of a new stock incentive plan is necessary because our existing stock incentive plan, which was adopted by the Board of Directors on July 10, 1997 and approved by the stockholders of the Company on May 7, 1998 (“1997 Stock Incentive Plan”), will expire by its terms on July 10, 2007, leaving the Company without a stockholder-approved plan for equity-based compensation and incentives to promote performance by the Company’s personnel.

The 2007 Stock Incentive Plan is designed to replace the 1997 Stock Incentive Plan. Accordingly, if the 2007 Stock Incentive Plan is approved at the Annual Meeting, the 1997 Stock Incentive Plan will terminate immediately, and no further shares will be issued (or options to purchase shares will be granted) under the 1997 Stock Incentive Plan. In addition to 1,122,180 new shares of Common Stock, $0.01 par value per share authorized for possible issuance under the 2007 Stock Incentive Plan, shares of stock that are represented by awards granted pursuant to the 1997 Stock Incentive Plan that are cancelled, forfeited, surrendered, terminated or expire unexercised after the time of termination of the 1997 Stock Incentive Plan will also be authorized for possible issuance under the 2007 Stock Incentive Plan.

We believe that it is in the best interest of IDG and its stockholders to continue to offer a stock incentive plan to participants, such as the 2007 Stock Incentive Plan, because stock-based compensation incentives will continue to play an integral role for the foreseeable future in the ability of the Company to attract and retain key employees and directors and to provide incentives for them to promote the financial success of IDG.

The Board of Directors recommends that IDG’s stockholders approve the 2007 Stock Incentive Plan for a number of reasons, including, but not limited to, compliance with NASDAQ’s listing requirements and continued compliance with Section 162(m) of the Internal Revenue Code of 1986 (“IRC”), as amended. See “Compliance with Section 162(m) of the Internal Revenue Code” below.

The following description of the material features of the 2007 Stock Incentive Plan is a summary and is qualified in its entirety by reference to the 2007 Stock Incentive Plan, the full text of which is attached to this proxy statement as Appendix A.

Plan Administration

The Compensation Committee of our Board of Directors generally has discretion to set the terms and conditions of grants and awards, to select the persons who receive such grants and awards, and to interpret and administer the 2007 Stock Incentive Plan. The Compensation Committee has the discretion to delegate to one or more of our officers its authority and duties under the plan with respect to participants who are not subject to the reporting and other requirements of Section 16 of the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”). IDG will pay the administrative costs of administering the plan.

Permissible Awards and Eligibility

The Compensation Committee or its delegate is authorized to grant awards under the 2007 Stock Incentive Plan to any of our officers or other key employees, or others performing services for us, to any officers, other key employees, or service providers of our subsidiaries and to our non-employee directors. The 2007 Stock Incentive Plan authorizes granting of awards in any of the following forms:

•	stock options, including both incentive and non-qualified stock options;

•	restricted shares of stock;

•	restricted stock units (RSUs);

•	stock appreciation rights (SARs); and

•	performance awards payable in cash and/or stock.

Incentive stock options may be granted only to full-time employees (including officers) of IDG and its subsidiaries. Non-qualified stock options, restricted stock awards, RSUs, SARs, and other permitted forms of awards may be granted to any person employed by or performing services for IDG, including directors.

Maximum Amount of Awards

As described above, the maximum number of shares of stock that may be issued pursuant to awards granted under the 2007 Stock Incentive Plan is 1,122,180 plus shares of stock that are represented by awards previously granted pursuant to the 1997 Stock Incentive Plan that are cancelled, forfeited, surrendered, terminated or expire unexercised after the time of the termination of the 1997 Stock Incentive Plan.

The total number of shares of stock issued upon exercise of all incentive stock options under the 2007 Stock Incentive Plan may not exceed 1,122,180 shares of stock. In addition, with respect to grants to a single employee during a calendar year, no more than 200,000 shares of stock may be issued in connection with stock options and/or SARs; no more than 200,000 shares of stock may be issued in the form of restricted stock and/or RSUs; and no more than 200,000 shares of stock may be issued in connection with other stock-based performance awards. The maximum aggregate amount payable under any cash-based performance awards granted in any year to an employee is $2,000,000.

Description of Awards

Options.  The exercise price, vesting schedule, duration and other specific terms of an option award will be fixed by the Compensation Committee and set forth in an agreement. If specified in the option agreement, options may become fully vested and exercisable if we experience a change in control, as defined in the plan. Options granted under the 2007 Stock Incentive Plan may be incentive stock options (ISOs), as defined in Section 422 of the IRC, or non-qualified stock options. ISOs are subject to certain limitations prescribed by the IRC, including the requirement that such options may not be granted to employees who own more than 10% of the combined voting power of all classes of voting stock (a “principal stockholder”) of IDG, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of its grant. In addition, an ISO granted to a principal stockholder may not be exercisable more than five years from its date of grant.

The exercise price of any stock option granted under the 2007 Stock Incentive Plan generally will be not less than 100% of the market value of our stock on the date of grant. The Compensation Committee will not, without the further approval of the stockholders, except for certain capital adjustments, restructurings or reorganizations, have the authority to reprice any outstanding options to reduce the exercise price. See “Adjustments” below. Participants will have the right to exercise an option by making full payment in any one or more of the following ways, as specified at the time of grant:

•	by cash or check;

•	by a broker-assisted cashless exercise;

•	by transfer of shares of our stock owned by the participant;

•	by such other form of consideration as the Compensation Committee approves, which the Compensation Committee determines to be consistent with the 2007 Stock Incentive Plan and applicable law; or

•	any combination of the foregoing.

Stock Appreciation Rights.  The Compensation Committee has the authority to grant SARs separately or in tandem with stock options. SARs granted in tandem with an incentive stock option must be exercised concurrently with the option. SARs may be paid in cash, stock or a combination of both, as specified at the time of grant, and the Compensation Committee has the authority to grant to the participant the right to elect among those alternatives. SARs may contain vesting provisions, performance objectives, and change in control provisions similar to those described above regarding options.

Restricted Stock.  The Compensation Committee may authorize grants of restricted stock that may or may not require additional payment. Each grant of restricted stock will be subject to certain conditions established by the Compensation Committee that may constitute a risk of forfeiture for a period determined by the Compensation Committee at the time of grant, such as continued employment, prescribed performance criteria, and the like. Any restricted stock award may require that all dividends or other distributions paid during the period of restriction be subject to any such conditions. If specified in the restricted stock agreement, the restrictive conditions may lapse if we experience a change in control, as defined in the plan.

Restricted Stock Units.  An RSU is an unsecured promise to transfer a share of stock at a specified future date, and thus RSUs represent the right to receive a specified number of shares of stock at such times, and subject to such conditions, as the Compensation Committee determines. A participant, to whom RSUs are awarded, has no rights as a stockholder with respect to the shares of stock represented by the RSUs unless and until the shares are actually delivered to the participant in settlement of the award. However, RSUs may have dividend equivalent rights if determined by the Compensation Committee. If specified in the RSU agreement, the restrictive conditions may lapse and the shares of stock may become deliverable if we experience a change in control, as defined in the plan.

Performance Awards.  The Compensation Committee may grant performance awards that are payable in cash, or restricted or unrestricted shares of stock. Subject to the specific limitations discussed above under

“Maximum Amount of Awards”, the Compensation Committee has complete discretion to determine the number of performance awards granted to any participant and to set performance goals and other terms or conditions for payment of the performance awards. The extent to which these performance goals are met determines the amount of cash or stock that can be received by a participant.

Performance Goals and Criteria

In connection with administering the 2007 Stock Incentive Plan, the Compensation Committee will periodically establish objectively determinable performance goals and criteria for certain awards. The goals and criteria may be particular to a participant or may be based, in whole or in part, on the performance of the region, department, line of business, subsidiary or other business unit in which the participant works, or on the performance of IDG, and may relate to a period of one or more years. The list of performance criteria that may be selected by the Compensation Committee under the plan include, but are not limited to, the following (which may relate to the Company or a business unit, division, region, or subsidiary): earnings, earnings per share, consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, revenue, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets, return on capital employed, total stockholder return, profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash flow measures, cash flow return, sales, sales volume, revenues per employee, stock price, cost, or goals related to acquisitions or divestitures Any payment of an award granted with performance goals or criteria will be conditioned on the written certification of the Compensation Committee that the performance goals or criteria, and any other material conditions, were satisfied.

Termination of Awards

An award may provide that it will terminate, among other reasons, upon the holder’s termination of employment or other status with the Company or its subsidiaries (or a stated period after such termination), upon a specified date, upon the failure to meet specified performance goals, upon the holder’s death or disability, or upon the occurrence of a change in control. Also, the Compensation Committee may provide in the award agreement for the acceleration of vesting for any of the above reasons.

Adjustments

In the event of a stock split, reverse stock split, stock dividend, reorganization, reclassification, merger or consolidation, separation (including a spin-off), or any similar corporate transaction, the Compensation Committee shall make adjustments in the aggregate number and kind of shares reserved for issuance under the 2007 Stock Incentive Plan, in the maximum number of shares that may be granted in any calendar year, and in the number, kind and exercise price of shares subject to outstanding awards, and may make such other adjustments that it determines to be appropriate to ensure that participants are treated equitably.

Termination and Amendment

Our Board of Directors and our Compensation Committee each has the right to terminate or amend the 2007 Stock Incentive Plan at any time, so long as the termination or amendment does not adversely affect any rights of any participant with respect to outstanding awards without that participant’s consent (except as expressly permitted in the plan). No awards may be granted under the plan on or after the tenth anniversary of the effective date of the plan. The Compensation Committee may also amend outstanding award agreements.

Compliance with Section 162(m) of the Internal Revenue Code

Section 162(m) of the IRC denies a deduction by an employer for certain compensation in excess of $1.0 million per year paid by a publicly traded company to the chief executive officer or any of the four most highly compensated executive officers other than the chief executive officer, which select group of highly compensated executive officers may be revised by the Internal Revenue Service to align with the SEC’s definition of “Named Executive Officers” used for certain disclosures in the proxy statement. Compensation realized with respect to stock options and SARs, including upon exercise of a SAR or a non-qualified stock option or upon a disqualifying disposition of an ISO, as described below under “Certain Federal Income Tax Consequences”, will be excluded from this deduction limit if it satisfies certain requirements, including a requirement that the 2007 Stock Incentive Plan be approved by IDG’s stockholders. In addition, other awards under the plan may be excluded from this deduction limit if they are conditioned on the achievement of one or more performance criteria prescribed by Section 162(m) that have been approved by the company’s stockholders. Approval of the 2007 Stock Incentive Plan by IDG’s stockholders at the Annual Meeting will constitute approval of such performance criteria.

Certain Federal Income Tax Consequences

Options.  Under present federal tax laws, there are no federal income tax consequences to either the Company or the participant upon the grant or exercise of an ISO. If the participant does not dispose of the stock acquired through exercise of an ISO within two years from the date of grant or one year from the date of exercise, any gain realized from a subsequent disposition would constitute long-term capital gain to the participant. If the participant disposes of the stock prior to the expiration of either of those holding periods, any gain based on the lesser of (a) the fair market value of the stock on the date of exercise and (b) the amount realized on the disposition of the stock if a sale or exchange over the exercise price would constitute ordinary income to the participant. Any additional gain realized upon the disposition would be taxable either as a short-term capital gain or long-term capital gain, depending upon how long the participant held the stock. We would receive a deduction in the amount of any ordinary income recognized by the participant.

Stock options that do not constitute ISOs, which are known as non-qualified options, may also be granted under this plan. Under present federal tax laws, there are no federal income tax consequences to either us or the participant upon the grant of a non-qualified option. However, the participant will realize ordinary income upon the exercise of a non-qualified option in an amount equal to the excess of the fair market value of the stock acquired upon exercise over the option exercise price, and we will receive a corresponding deduction. Any such gain is taxed in the same manner as ordinary income in the year the option is exercised. Any gain realized upon a subsequent disposition of the stock will constitute either a short-term or long-term capital gain to the participant, depending on how long it is held.

SARs.  No taxable income is recognized by a participant upon the grant of a SAR. Upon the exercise or settlement of a SAR, the participant will recognize as ordinary income the cash received, plus the fair market value of any stock acquired, in settlement of the SAR, less any amount required to be paid for the SAR. We will receive a federal income tax deduction equal to the amount of ordinary income realized by the participant.

Stock Awards; Restricted Stock.  With respect to the grant of stock under the 2007 Stock Incentive Plan, the participant will realize compensation income in an amount equal to the fair market value of the stock, less any amount paid for such stock, at the time when the participant’s rights with respect to such stock are no longer subject to a substantial risk of forfeiture, unless the participant elects, pursuant to a special election provided in the IRC, to be taxed on the stock at the time it is granted. Accordingly, where restricted stock is awarded, and the participant does not make a special tax election, the restricted stock awards will not be taxable to the participant as long as the shares of stock remain nontransferable and subject to a substantial risk of forfeiture. When these transferability restrictions and/or forfeiture risks lapse or are removed, the participant generally will recognize as ordinary income the fair market value of the stock, less any amounts that were paid to acquire the stock. We will receive a federal income tax deduction equal to the amount of ordinary income realized by the participant.

Restricted Stock Units.  A participant will not recognize taxable income at the time of the grant of an RSU, and the Company will not be entitled to a tax deduction at such time. When the participant receives shares pursuant to a RSU, the federal income tax consequences applicable to restricted stock awards, described above, will apply.

Performance Awards.  A participant generally will not recognize income, and we will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture. When the participant receives or has the right to receive payment of cash or shares of stock under the performance award, the cash amount or the fair market value of the shares of stock will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the IRC.

Payment of Taxes.  Participants are required to pay tax due upon exercise of a non-qualified stock option, exercise of a SAR, a lapse of restrictions on restricted stock, delivery of shares under an RSU, or other recognition event. Unless provided otherwise by the Compensation Committee, tax obligations may be satisfied by selling or forfeiting a portion of the shares of stock that would be realized from such exercise, vesting or other recognition event.

Awards to Named Executive Officers and Others

Awards under the 2007 Stock Incentive Plan will be made at the discretion of the Compensation Committee. The number of options and other awards that may be granted in the future to eligible participants is not currently determinable.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the shares of stock of IDG represented and voted at the Annual Meeting, assuming the presence of a quorum, is required to approve the 2007 Stock Incentive Plan.

The Board of Directors recommends a vote FOR approval of the 2007 Stock Incentive Plan.

APPROVAL OF ADDITIONAL SHARES AND PERFORMANCE-BASED CRITERIA
FOR THE MANAGEMENT INCENTIVE PROGRAM
(Item Number 3 on the Proxy Card)

Summary and Purpose

The Industrial Distribution Group, Inc. Management Incentive Program (the “Management Incentive Program”) was adopted by the Board of Directors on March 5, 1998. On May 7, 1998, the stockholders of the Company approved the Management Incentive Program, including the performance-based criteria upon which objective performance goals may be established under the program, thereby qualifying the Management Incentive Program under Section 162(m) of the IRC and allowing the Company to deduct as performance-based compensation for federal income tax purposes all compensation paid under the Management Incentive Program to the Company’s Chief Executive Officer and the other four most highly compensated executive officers of the Company (the “Designated Executive Officers”).

The Management Incentive Program currently provides that the maximum number of shares of Common Stock authorized for issuance under the Management Incentive Program is 250,000 shares. On February 21, 2007, upon the prior approval and recommendation of the Compensation Committee, the Board of Directors approved an amendment to the Management Incentive Program to increase the shares of Common Stock authorized for issuance under the Management Incentive Program by 200,000 shares to 450,000 shares, subject to stockholder approval. The amendment, if approved by the stockholders, will be effective as of February 21, 2007. In all other respects, the terms of the Management Incentive Program are not changed.

The Board of Directors believes that the Management Incentive Program has played and will continue to play an integral role in providing incentives and rewarding key management personnel of the Company and its business units with respect to achieving performance goals that promote the financial success of the Company and enhance value for the Company’s stockholders. As of the date of this proxy statement, 175,700 shares of Common Stock have been granted pursuant to awards under the Management Incentive Program and only 74,300 shares remain available for issuance under the program. The Board believes that number of shares is insufficient to meet foreseeable needs for awards pursuant to the Management Incentive Program in order to motivate qualified key management personnel of the Company. In the opinion of the Board, an increase in the number of authorized shares of Common Stock under the Management Incentive Program to 450,000 shares is necessary to enable the Company to meet anticipated long-term executive compensation needs and to be able to attract, retain and motivate key management personnel. If this amendment is approved by stockholders, approximately 274,300 shares of Common Stock will be available for issuance under the Management Incentive Program. The text of the amendment is attached to this proxy statement as Appendix B-1.

In connection with approving the increase in authorized shares, the Board is asking stockholders to also approve the preexisting criteria and one additional performance measurement, economic profit, upon which objective performance goals may be established by the Compensation Committee in order to permit the grant of performance-based awards under the Management Incentive Program that are deductible under Section 162(m) of the IRC. While the criteria were previously approved by the stockholders (with the exception of the economic profit criteria), Section 162(m) of the IRC requires that they be submitted periodically for reapproval by stockholders.

The following description of the material features of the Management Incentive Program is a summary and is qualified in its entirety by reference to the Management Incentive Program attached to this proxy statement as Appendix B-2.

Administration and Eligibility

The Management Incentive Program is administered by a committee designated by the Board of Directors (the “Program Committee”) that meets the requirements of Section 162(m) of the IRC. The Program Committee has the right to delegate to the Chief Executive Officer, Chief Operating Officer, or Chief Financial Officer of the Company administration of certain aspects of the Management Incentive Program as it relates to participants other than Designated Executive Officers. Persons eligible to participate in the Management Incentive Program are the executive officers and other management personnel of the Company, its business units, or its affiliates, approximately seven persons at the present time. Presently, the Compensation Committee of the Board serves as the Program Committee.

Determination of Awards

In accordance with the terms of the Management Incentive Program, the Program Committee has established rules or guidelines applicable under the Management Incentive Program on a fiscal year basis (the “Program Rules”) for one or more groups of eligible participants. Program Rules in general establish performance goals relating to the business factors below under “Performance-Based Criteria”. In addition to establishing general Program Rules for the year, the Program Committee determines (a) the individual executives to whom awards may be granted; (b) the performance targets and the measurement criteria for individual awards; (c) the percentage of an executive’s base salary that may be paid as an award at specified levels of achievement of the performance targets; (d) the conditions subject to which any incentive award may become payable; and (e) the form in which any award will be paid.

Awards must be approved by the Program Committee, subject to ratification by the Board of Directors. Any award may be decreased, at the Program Committee’s discretion, based on such factors as the Program Committee may determine. The Program Committee may at its discretion grant awards to deserving executives, except those who are Designated Executive Officers, notwithstanding levels of achievement of performance criteria.

The Program Committee may provide that, upon the occurrence of a change in control (as defined in the Management Incentive Program), the executive’s incentive award for that year will be deemed to have been fully earned for the year, with performance at the target level and with no reductions for other factors. The Program Committee may also provide for payment of partial awards in the event of a change in control.

Performance-Based Criteria

Section 162(m) of the IRC provides that for any given calendar year, we are limited to a $1.0 million deduction for compensation paid to our Designated Executive Officers. However, compensation that qualifies as “performance-based compensation,” as defined in the tax regulations, does not count against the $1.0 million deductible compensation limit. Certain forms of performance-based awards under the Management Incentive Program must be conditioned on the attainment of objectively determinable performance goals established from time to time by the Program Committee. While the performance goals need not be set or approved by stockholders, the business criteria on which they are based must be approved by stockholders at least every five years.

The Program Committee has reapproved the following list of business criteria upon which it may base performance goals for deductible performance-based awards made to officers of the Company. These are the same criteria that the Program Committee has historically used in establishing performance-based awards, and that the stockholders previously approved (with the exception of the economic profit criteria). We are asking stockholders to reapprove the Program Committee’s use of the following criteria as benchmarks for evaluating the achievement of performance-based goals in incentive awards made to executive officers and other key management personnel of the Company under the Management Incentive Program:

•	economic profit;

•	sales growth;

•	operating income;

•	operating margin;

•	return on investment;

•	estimated earnings (as defined in the Management Incentive Program);

•	net income;

•	earnings per share;

•	return on equity;

•	return on assets (or net assets);

•	profit before taxes;

•	market value of the Company’s stock; and

•	total stockholder return.

Form and Payment of Awards

Awards are generally paid in cash, unless the Program Committee specifies at the beginning of the year that some or all of the award will be paid in shares of Common Stock (or that the executive can elect some or all of the award to be paid in shares). The Program Committee also may provide that if an executive elects to receive a portion of his or her award in shares of Common Stock, the executive will receive an additional number of shares equal to a certain percentage (not to exceed 100%) of the number of shares received by reason of his or her election, plus an additional cash bonus equal to the fair market value (determined as of the last trading day of the fiscal year) of the additional shares received multiplied by a percentage amount to help offset income tax liability. Subject to adjustment for any change in corporate capitalization and the approval by the stockholders at the Annual Meeting of the proposed increase in the number of authorized shares, the maximum number of shares of Common Stock that can be issued under the Management Incentive Program is 450,000 shares. The Program Committee may permit an executive to defer receipt of all or a portion of his or her award pursuant to a plan or program established by the Company.

Amendment or Termination

The Management Incentive Program may be amended, suspended or terminated by the Program Committee at any time, subject to ratification by the Board of Directors. The Management Incentive Program will remain in effect until terminated by the Program Committee or the Board of Directors.

Material Federal Tax Consequences

An award under the Management Incentive Program constitutes ordinary taxable income to the participant in the year that the award is paid. Based on the Company’s interpretation of Section 162(m) of the IRC, the Company is entitled to a corresponding deduction.

Awards to Designated Executive Officers and Others

Awards to the Designated Executive Officers and certain other executives and key management personnel are based on IDG’s future performance and on certain subjective criteria. Accordingly, future awards under the Management Incentive Program are not determinable at this time. See “Compensation Discussion and Analysis” and “Summary Compensation Table” for detailed information regarding awards to some executive officers under the Management Incentive Program during the most recent fiscal year. In order to illustrate bonuses that may be awarded for 2007 performance, the following table sets forth the shares actually awarded in 2007 for fiscal year 2006 performance under the Management Incentive Program. Actual awards for 2007 may be more or less than those set forth below, because it is unlikely that IDG’s 2007 performance will be identical to its 2006 performance.

2006 Awards Under Management Incentive Program

Name and Principal Position	Value	Shares Issued

Charles A. Lingenfelter	$56,800	4,939
President, Chief Executive Officer and Director
Jack P. Healey	$50,000	4,348
Executive Vice President and Chief Financial Officer
Michael W. Brice	$22,000	1,913
Senior Vice President and Chief Information Officer
Non-employee directors as a group	$—	—
Non-executive officers as a group	$28,000	2,435

Total	$156,800	13,635

Vote Required and Recommendation

The affirmative vote of holders of a majority of the shares of the Common Stock of the Company represented and voted at the Annual Meeting, assuming the presence of a quorum, is required to approve the number of authorized shares and performance-based criteria for the Management Incentive Program.

The Board of Directors recommends a vote FOR approval of the increase in the number of authorized shares and performance-based criteria for the Management Incentive Program.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors meets on a regular basis to supervise, review and direct the business and affairs of the Company. During the Company’s 2006 fiscal year, the Board held five meetings. The Board has an Executive Committee, a Nominating and Corporate Governance Committee, an Audit Committee, and a Compensation Committee to which it has assigned certain responsibilities in connection with the governance and management of the Company’s affairs. Each of the directors attended at least 80% of the Board meetings and the required meetings of committees on which he served during fiscal year 2006.

The Company believes that the active participation of its directors in the governance and management of IDG’s business and affairs, including attendance at annual meetings of its stockholders, is vital to the success of the Company. In furtherance of the Company’s policy regarding the free flow of communication between the Company’s stockholders and the Board, directors are encouraged to attend all annual stockholders’ meetings. In this regard, all of the Company’s directors attended the 2006 Annual Meeting of Stockholders.

Executive Committee

The Executive Committee, pursuant to authority delegated by the Board, from time to time considers certain matters in lieu of convening a meeting of the full Board, subject to any restrictions in applicable law related to the delegation of certain powers to a committee of the Board. Messrs. Barth, Fenoglio, Lingenfelter (Chair) and Seigel currently comprise the members of the Executive Committee. The Committee meets without the Chief Executive

Officer, who is a member of management, at least once a year. The Executive Committee held two meetings during fiscal 2006.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board in identifying qualified individuals to become members of the Board, maintains oversight over the compensation and effectiveness of the Board and its standing committees, consults with management and the Board on senior executive continuity and organizational matters, and develops and recommends to the Board a set of Corporate Governance Guidelines. In addition, on an annual basis, the Committee receives comments from all directors and provides to the Board an assessment, based on the comments, of the Board’s performance. Messrs. Barth, Fenoglio, Parr, Sachs, and Seigel (Chair) comprise the members of this committee, and all are independent in accordance with the current NASDAQ Listing Standards. The Nominating and Corporate Governance Committee held two meeting during fiscal 2006.

Audit Committee

The Audit Committee recommends the appointment of independent auditors, reviews the scope of audits proposed by the independent auditors, reviews audit reports on various aspects of corporate operations, reviews annual compliance and reporting obligations with respect to its internal control over financial reporting and periodically consults with the independent auditors on matters relating to internal financial controls and procedures. Messrs. Barth, Fenoglio (Chair), Sachs and Seigel comprise the members of the Audit Committee, and all are independent in accordance with the current NASDAQ Listing Standards. The Board has determined that all members of the audit committee are financial experts within the meaning of SEC regulations as evident in the biography of each director. The Audit Committee held eight meetings during fiscal 2006.

Compensation Committee

The Compensation Committee is responsible for the review and approval of compensation of senior management, the review of management recommendations relating to incentive compensation plans, and the administration of the Company’s stock incentive and stock purchase plans. Messrs. Barth (Chair), Fenoglio, Parr and Seigel comprise the members of the Compensation Committee, and all are independent in accordance with the current NASDAQ Listing Standards. The Compensation Committee held four meetings during fiscal 2006.

CORPORATE GOVERNANCE MATTERS

Consideration of Director Nominees

The Nominating and Corporate Governance Committee will consider candidates for Board membership who are suggested by its members and other Board members as well as management and stockholders. The Committee may also retain a third-party executive search firm to identify candidates, if it believes such a search is warranted. A stockholder who wishes to recommend a prospective nominee for the Board for consideration at the 2008 Annual Meeting of Stockholders should notify the Company’s Secretary at the Company’s corporate headquarters no later than December 4, 2007, in writing along with all supporting material the stockholder considers appropriate.

Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information that is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Committee determines, in consultation with other Board members as appropriate, that additional consideration is warranted, it may request a third party-search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the Committee. The Committee then evaluates the prospective nominee against the standards and qualifications set out in the Corporate Governance Guidelines, including:

•	The ability of the prospective nominee to represent the interests of the stockholders of the Company;

•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•	The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards, as specifically set out in the Corporate Governance Guidelines;

•	The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board; and

•	The extent to which the prospective nominee helps the Board reflect the diversity of the Company’s stockholders, employees and customers.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

Board Independence

Pursuant to the Corporate Governance Guidelines, the Board undertook its annual review of director independence in February 2007. During this review, the Board considered transactions and relationships between each director or any member of his immediate family and the Company and its subsidiaries and affiliates, including those reported under “Certain Transactions” below. The Board also examined transactions and relationships between directors or their affiliates and members of the Company’s senior management or their affiliates. As provided in the Corporate Governance Guidelines, the purpose of this review was to determine whether any relationships or transactions were inconsistent with a determination that the director is independent. The Board has determined that a majority of the members of the Board are “independent” as defined under applicable federal securities laws and the current NASDAQ Listing Standards. Messrs. Barth, Fenoglio, Parr, Sachs and Seigel are “independent” directors.

Stockholder Communications

Communications that stockholders wish to send to the Board can be mailed to the attention of the Company’s Secretary at 950 East Paces Ferry Road, Suite 1575, Atlanta, Georgia 30326. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The communication will be forwarded to the full Board or to any individual director or directors to whom the communication is directed, unless the communication is hostile, threatening, illegal or similarly inappropriate.

Corporate Governance and Ethics Information

The Board’s Corporate Governance Guidelines, as well as the charters of the Executive, Nominating and Corporate Governance, Audit and Compensation Committees, can be viewed at the Company’s website, http://www.idglink.com. IDG has adopted a Code of Ethics applicable to its directors, Chief Executive Officer, Chief Financial Officer, Chief Information Officer, and other such executives of the Company as the Company’s management deems appropriate, which is also available at this website. Any amendment to or waiver of a provision of this Code of Ethics that applies to any IDG director or executive officer also will be disclosed there. A copy of all of the foregoing documents may also be obtained upon request from the Company’s Secretary.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission and the NASDAQ stock market reports of ownership and changes in ownership of Common Stock and other equity securities. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the review of the copies of such reports furnished to IDG, company records, and other information, IDG believes that all applicable Section 16(a) reports were timely filed by its directors, officers, and more than 10% stockholders during the fiscal year ended December 31, 2006, with the exception that grants of options to purchase 5,000 shares made on January 3, 2006 to each of IDG’s non-employee directors as of that date were inadvertently reported late on February 24, 2006 and 4,935 shares of restricted stock awarded to Mr. Brice on April 27, 2006 were inadvertently reported late on September 26, 2006.

DIRECTOR COMPENSATION

The following table sets forth certain information regarding the compensation awarded to each non-employee director who served on the Board of Directors in 2006. Directors who are employees of IDG are not compensated for their Board services:

2006 Director Compensation Table

	Fees Earned or Paid	Option	All Other
Name	in Cash	Awards(1)	Compensation		Total

Richard M. Seigel	$39,000	$19,734	$23,105	(2)	$81,839
David K. Barth	$29,000	$19,734	$31,298	(3)	$80,032
William J. Burkland(4)	$5,000	$0	$0		$5,000
William R. Fenoglio	$29,000	$19,734	$23,890	(5)	$72,624
William T. Parr	$24,000	$19,734	$23,338	(6)	$67,072
George L. Sachs, Jr.	$24,000	$19,734	$14,881	(7)	$58,615
Andrew B. Shearer	$23,000	$6,922	$40,893	(8)	$70,815

(1)	The dollar value of stock options set forth in this table is equal to the compensation cost recognized for financial statement purposes in accordance with FAS 123R. This valuation method values stock options granted during 2006 and previous years. A discussion of the assumptions used in calculating the compensation cost is set forth in Note 10 of the Notes to Consolidated Financial Statements of the 2006 Annual Report. These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual value that will be recognized by the Directors.

(2)	Includes the following benefits paid by the Company on behalf of Mr. Seigel: (a) medical benefits in the amount of $12,901, (b) executive healthcare benefits in the amount of $8,906, (c) legal expense in the amount of $486 for the required director Securities Exchange Act Section 16 filings with the Securities and Exchange Commission and (d) payments in the amount of $812 for various industry-related subscriptions.

(3)	Includes the following benefits paid by the Company on behalf of Mr. Barth: (a) medical benefits in the amount of $12,901, (b) executive healthcare benefits in the amount of $17,099, (c) legal expense in the amount of $486 for the required director Securities Exchange Act Section 16 filings with the Securities and Exchange Commission and (d) payments in the amount of $812 for various industry-related subscriptions.

(4)	Mr. Burkland’s term as director expired at the 2006 Annual Meeting.

(5)	Includes the following benefits paid by the Company on behalf of Mr. Fenoglio: (a) medical benefits in the amount of $9,415, (b) executive healthcare benefits in the amount of $13,177, (c) legal expense in the amount of $486 for the required director Securities Exchange Act Section 16 filings with the Securities and Exchange Commission and (d) payments in the amount of $812 for various industry-related subscriptions.

(6)	Includes the following benefits paid by the Company on behalf of Mr. Parr: (a) medical benefits in the amount of $9,415, (b) executive healthcare benefits in the amount of $12,625, (c) legal expense in the amount of $486 for the required director Securities Exchange Act Section 16 filings with the Securities and Exchange Commission and (d) payments in the amount of $812 for various industry-related subscriptions.

(7)	Includes the following benefits paid by the Company on behalf of Mr. Sachs: (a) medical benefits in the amount of $9,415, (b) executive healthcare benefits in the amount of $4,168, (c) legal expense in the amount of $486 for the required director Securities Exchange Act Section 16 filings with the Securities and Exchange Commission and (d) payments in the amount of $812 for various industry-related subscriptions.

(8)	Includes the following benefits paid by the Company on behalf of Mr. Shearer: (a) medical benefits in the amount of $12,901, (b) executive healthcare benefits in the amount of $10,371, (c) legal expense in the amount of $16,809 for the required director Securities Exchange Act Section 16 filings with the Securities and Exchange Commission and (d) payments in the amount of $812 for various industry-related subscriptions. The legal expense paid on behalf of Mr. Shearer was due to the filings required as a result of the pre-arranged stock trading plan, effective May 31, 2006, adopted under Rule 10b5-1 under the Securities Exchange Act.

Non-employee directors derived their compensation in 2006 in the forms of cash, award of equity stock options, and health benefits. The table below outlines the compensation for each director’s position for 2006.

Board Retainer (cash)	$20,000 per year
Equity Compensation	$22,753 per year
Board Chairman Stipend	$15,000 per year
Audit Committee Chairman Stipend	$5,000 per year
Compensation Committee Chairman Stipend	$5,000 per year
Meeting Fees	$1,000 per meeting (attended in person)
Medical Benefits	$9,415 — $12,901 (range)
Executive Healthcare Benefits	Total healthcare (including medical benefits) not to exceed $30,000

The compensation elements set forth above were established during the Company’s inception in 1997, and have been reviewed periodically by the Board in order to ensure that they are appropriate and competitive in light of market circumstances and prevailing corporate governance “best practices.” The Nominating and Corporate Governance Committee evaluated the compensation of the Board in 2006. Based on that evaluation, the Board determined that all future compensation to the non-employee directors would be in the form of cash and equity securities. Directors may have access to the Company’s group health policy; however, they must pay all of the premiums associated with that plan. The Board also agreed to eliminate the executive healthcare benefits for the directors. As a result, below is the 2007 compensation for non-employee directors.

Board Retainer (cash)	$35,000 per year
Equity Compensation Value to each Board Member	$35,000 per year
Board Chairman Stipend	$17,500 per year
Audit Committee Chairman Stipend	$7,500 per year
Compensation Committee Chairman Stipend	$7,500 per year
Meeting Fees	$1,500 per meeting (attended in person)

For the year 2007, equity compensation will be valued at $35,000 in restricted shares of the Company’s Common Stock, based on the closing price of the first trading day of the fiscal year.

Each director is entitled to reimbursement for his or her reasonable out-of-pocket expenses incurred in conjunction with travel to and from, and attendance at, meetings of the Board of Directors or its committees and related activities, including director education courses and materials.

In addition, each director is provided membership in the National Association of Corporate Directors and subscriptions to periodicals and newsletters that will assist with continuing education.

COMPENSATION DISCUSSION AND ANALYSIS

General Philosophy

Senior management is compensated through a mix of base salary, incentive-based cash bonus, and incentive-based equity compensation designed to be competitive with comparable employers and to align management incentives with the long term interests of the Company’s stockholders. The Compensation Committee of the Board is charged with setting all executive compensation. The compensation setting process consists of establishing competitive base salaries, a consistent and formula driven incentive cash compensation, and a formula based restricted share long-term incentive program.

At the senior most levels, we design the incentive compensation to reward company-wide performance through tying awards to an economic profit program, which rewards management for increased net operating profit after tax, less a cost of capital on assets employed in the business. The objective of the Company’s compensation program is to reward senior management for improving the operations, as well as asset utilization, of the Company. The Company believes that the economic profit model, which is a well established corporate “benchmark”, provides a reasonable methodology to compensate management. IDG first adopted the economic profit model in 1999 for its regional executives, and in 2002 placed all senior management on this business metric. At lower levels, we design the incentive compensation to reward the achievement of specific operational goals within areas under the control of the relevant employees, although company-wide performance is also a factor.

Pursuant to the above philosophy and methodology, the elements of compensation to the Company’s management consists of components from four categories: base salary, management incentive plan bonus, long-term incentive and other employment benefits. The following is a description of each component.

Base Salaries

Base salaries are established based upon several factors, including comparable market conditions, past performance of the senior executive, and years in current position. Because the economic profit incentive plan pursuant to which our executives may earn performance bonuses has no upper boundaries of payment (i.e. is not capped), our base salary compensation to our management tends to be between the 50th and 75th percentile of companies with similar market structures and end customers. Periodically, the Compensation Committee will hire outside consultants to review the compensation of executives. The last such independent study, looking at base salary for all executives, was performed in 2003; in late 2006, an independent assessment was undertaken of the compensation for the Company’s Chief Executive Officer, and the Compensation Committee received the consultant’s report in February 2007.

On December 1, 2006, the base salary of the Chief Executive Officer was raised to $400,000; prior to that time it was $300,000. On March 1, 2006, the base salary of the Chief Financial Officer was set at $275,000; prior to that time it was $250,000. These amounts are based upon the executives’ experience and market conditions.

The Company performed a similar analysis with respect to other senior management. For the Senior Vice President and Chief Information Officer, it was determined that a reasonable base salary for 2006 is $200,000.

Management Incentive Program (MIP)

The Management Incentive Program (MIP) is currently a formula-based, economic profit driven, incentive compensation program. The Company’s base formula for economic profit is: net operating profit after tax, less a cost of capital, which is then used to set varied performance levels at which incentive compensation in varying amounts may be earned. Each year at its third quarter meeting, the Compensation Committee reviews the cost of capital calculation for the Company to determine if a modification to the rules for the MIP is required. In addition, the Compensation Committee reviews the estimated tax rate applied to make sure that it is consistent with the tax profile of the Company.

The rules for the MIP include provisions that encourage continuous improvement that promote sustainable long-term operating successes and seek to guard against accelerated results in one year that sacrifice sustainability or improvement in the next year’s performance. An important element to achieving that long-term focus is the rules’

so-called “banking” provision, which provides for 25% of each year’s bonus earned to be held in reserve and not paid to the recipient, so that it is put at risk against the following year’s results. Under the economic profit formula, the economic profit of the Company may rise or fall in a given year. When economic profit rises, then up to 30% of the increase in economic profit is available to be divided among senior management participants. Each executive receives his or her share of the pool total, but is only paid 75% of his or her bank, and the other 25% of the cumulative pool remains in the bank. If economic profit declines in any year, then a “negative bonus” is earned, and one-half of 30% of the decline is allocated against the bank to senior management participants. After the “negative bonus” is applied to the outstanding bank then if the total bank is a positive amount, 75% of the bank is paid to the executive. If the remaining bank is negative, then this is carried forward into future years. Bonuses are only paid when a positive amount is in the executive’s bank.

The Company believes that this formula, which includes a focus on current earnings balanced with a return on invested capital, provides the proper incentives and ensures that management will make the correct long-term decisions for the Company. In addition to the disincentive to maximize bonus potential in one year to the detriment of future years, the plan also penalizes management for poor performance.

The Management Incentive Program is presently allocated among the Chief Executive Officer, the Chief Financial Officer, and the Executive Vice President of Sales and Marketing, although the Compensation Committee (and the Board) has the authority to designate other participants. The allocation percentages among those three officers are determined by the Compensation Committee and approved by the full Board of Directors at a meeting prior to the commencement of the current fiscal year. The economic profit program does not contain a maximum amount that may be earned in any given year, and accordingly rewards management as it produces results. However, the Compensation Committee has the right to negate the effect of unusual or non-recurring items. The MIP represents 100% of the cash bonus paid for the Chief Executive Officer, the Chief Financial Officer and the Executive Vice President of Sales and Marketing’s cash compensation.

Currently, because of the significant impact of the information technology (IT) system conversion on the Company as the IT structure is still being modernized, the Chief Information Officer has an objectives-based compensation program, based upon meeting objectives established by the Chief Executive Officer. These objectives for 2006 included the systems integration and improvements in IT quality, including telecommunication initiatives. The Compensation Committee approved the criteria prior to the commencement of the current year and deemed the criteria to be appropriate. The criteria included management’s assessment of the IT conversion, as well as certain other IT related initiatives the Company currently has in progress.

Equity Compensation

The Company’s long-term incentive plan is also tied to an economic profit model. Each senior executive, including the Chief Executive Officer, the Chief Financial Officer, the Chief Information Officer, and the Executive Vice President of Sales and Marketing, is eligible for a restricted stock award under the long-term incentive stock plan in an amount equal to 40% of their cash bonus paid. The plan provides for 40% of the compensation paid to be converted to restricted shares of Common Stock under the Company’s long-term incentive stock plan, based upon a formula, which is computed as 40% of compensation paid divided by the closing price of the Company’s Common Stock on the day the Board approved the cash bonus award. These shares vest upon the third anniversary of their issuance, but in order to be eligible to receive these restricted shares, the executive must buy an equal amount of shares under this plan on the Company’s listed exchange, currently NASDAQ, and commit to hold those plan shares for at least one year. Once the executive purchases shares in the open market, up to that number of shares will be awarded to the executive under the plan with a three-year cliff vesting provision from the date of purchase. Shares purchased on the open market pursuant to this plan will meet the ownership requirement for future years if the participant agrees to subject those shares to the holding requirements. The executives must purchase shares under the plan prior to the second quarter after the Board of Directors’ meeting to be eligible for the plan.

Management believes that the long-term incentive program has several benefits for both participants and the Company’s stockholders. For the participants, it provides an incentive, which is tied to current performance, in that the shares are issued based upon current earned cash bonus payments. For the stockholders, it is performance-based as well, as it serves as an additional “retention” incentive for management, since they will only receive the shares upon the third anniversary of the date of grant.

Other Equity Compensation

In late 2006, the Compensation Committee retained Mercer Consulting, a human resource and compensation consulting firm, to review the Company’s long-term equity compensation program for our Chief Executive Officer. As a result of Mercer Consulting’s research, the Compensation Committee is developing a plan that will compensate the Chief Executive Officer with awards of restricted shares that will be performance based. The performance criteria will be based upon sales growth, improvement in operating margin and improvement in earnings per share. The Compensation Committee has not finalized the plan, because the number of shares that will be required (an aggregate of 185,000) exceeds the amount currently available under the 1997 Stock Incentive Plan. If the stockholders approve the 2007 Stock Incentive Plan at the Annual Meeting as recommended by the Board and discussed elsewhere in this proxy statement, we expect the Compensation Committee will finalize the contemplated equity compensation program for our Chief Executive Officer at the first quarter Board of Directors meeting.

Health Benefits and Disability Insurance

The Company currently provides its senior management with the same health plan afforded to all associates of the Company. In addition, they participate in an executive health plan, which reimburses the executives for certain additional out-of-pocket health costs not covered by the Company’s self funded plan. This additional health plan is administered by a third party and is tax deductible to the Company. The Company also affords its senior management with additional disability insurance benefits. The disability benefit is based upon meeting certain medical underwriting requirements, and provides for additional disability income in excess of what the Company provides its associates generally.

Management believes that the additional health benefits and disability insurance afforded senior management is reasonable and competitive in the marketplace.

Retirement Plans

All executive officers of the Company participate in the Company’s 401(k) savings plan. The provisions afforded senior management are identical to those given to all associates of IDG.

Auto Allowance

The executive officers of the Company receive a $1,200 per month taxable automobile allowance. The Company believes that the allowance is necessary to be competitive in the marketplace.

Severance Benefits and Change in Control

None of the senior management has any agreement with the Company that provides for severance benefits upon termination. In addition, there are no change in control provisions currently in place for senior management.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation accrued or paid by the Company, for services rendered, to each person who served as the Company’s Chief Executive Officer or Chief Financial Officer, and the Company’s other most highly compensated executive officers (the “Named Executive Officers”), for the year ended December 31, 2006 and the prior two years, if applicable. During the fiscal year ended December 31, 2006, the Company only employed three persons who met the criteria for designation as executive officers under applicable SEC rules for these disclosures.

Summary Compensation Table

						Restricted
						Stock	Option	All Other	Total
Name and Principal Position	Year	Salary		Bonus		Awards($)(1)	Awards(1)	Compensation(2)	Compensation

Charles A. Lingenfelter	2006	$307,692	(5)	$142,000		$259,352	$—	$28,123	$737,167
President and Chief Executive	2005	$237,500		$189,000		$155,451	$6,804	$19,481	$608,236
Officer (2006 and 2005) and	2004	$220,833		$853,000		$38,643	$20,124	$22,897	$1,155,497
Regional President (2004)(3)

Jack P. Healey	2006	$271,154	(4)	$125,000		$74,033	$—	$29,349	$499,536
Executive Vice President,	2005	$250,000		$118,000		$50,700	$6,804	$26,410	$451,914
Chief Financial Officer	2004	$250,000		$263,518		$17,811	$20,355	$22,269	$573,953
and Secretary

Michael W. Brice	2006	$198,461		$55,000	(7)	$26,531	$22,711	$16,691	$319,394
Chief Information Officer(6)	2005	$190,000		$115,833	(8)	$17,188	$22,711	$135,233	$480,965

(1)	The dollar value of restricted stock and stock options set forth in these columns is equal to the compensation cost recognized for financial statement purposes in accordance with FAS 123R. This valuation method values restricted stock and stock options granted during 2006, if any, and previous years. A discussion of the assumptions used in calculating the compensation cost is set forth in Note 10 of the Notes to Consolidated Financials Statements of the 2006 Annual Report. These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual value that will be recognized by the Named Executive Officers.

(2)	All Other Compensation is detailed in the separate “All Other Compensation Table” on page 23.

(3)	On November 3, 2005, the Board elected Mr. Lingenfelter as President and Chief Executive Officer. Prior to that time, Mr. Lingenfelter served as a Regional President. Mr. Lingenfelter’s annual base salary for 2005 as a Regional President was $225,000. At the time of his election as President and Chief Executive Officer in November 2005, his annual base salary was increased to $300,000. The annual base salary in the table above for 2005 reflects a pro-ration of these two salaries based upon the proportion of time served by Mr. Lingenfelter in each capacity. Mr. Lingenfelter’s bonus for 2005 was awarded based upon his service as a Regional President during the year.

(4)	In February 2006, the Board promoted Mr. Healey to Executive Vice President and increased his salary to $275,000 effective March 1, 2006.

(5)	In December 2006, the Board of Directors raised Mr. Lingenfelter’s salary to $400,000.

(6)	Mr. Brice joined the Company as Chief Information Officer in January 2005. In February 2006, the Board increased Mr. Brice’s salary to $200,000 effective March 1, 2006.

(7)	Mr. Brice’s bonus earned for the year ended December 31, 2006 was $55,000 based upon specific performance criteria.

(8)	Mr. Brice’s bonus earned for the year ended December 31, 2005 was $95,000 based upon specific performance criteria. In addition, he received a bonus of $15,833 related to his relocation and a signing bonus of $5,000.

The following table sets forth the detail of “All Other Compensation” for Named Executive Officers at the end of fiscal 2006; their respective positions are included in the Summary Compensation Table, above.

All Other Compensation Table

				Total Other
		Automobile	Healthcare	Relocation	Annual
Name	Year	Allowance	Costs(1)	Expense	Compensation

Charles A. Lingenfelter	2006	$14,400	$13,723	$—	$28,123
	2005	$14,400	$5,081	$—	$19,481
	2004	$13,000	$9,897	$—	$22,897
Jack P. Healey	2006	$14,400	$14,949	$—	$29,349
	2005	$14,400	$12,010	$—	$26,410
	2004	$13,000	$9,269	$—	$22,269
Michael W. Brice	2006	$14,400	$2,291	$—	$16,691
	2005	$14,400	$1,305	$119,528 (2)	$135,233

(1)	Represents expenses paid for supplemental insurance coverage which, reimburses employees and their eligible dependents for medical expenses not covered by the Company’s group major medical plan.

(2)	Mr. Brice received reimbursement of expenses in 2005 related to his relocation.

Stock Options Issued and Restricted Stock Grants

No stock options were granted to Named Executive Officers in 2006. The following table sets forth information with respect to restricted stock awards granted to the Named Executive Officers for performance goals achieved in 2006:

Grants of Plan-Based Awards

		Number of Shares	Grant Date Fair
		of Restricted	Value of Restricted
	Grant Date	Stock	Stock Awards

Charles A. Lingenfelter	2/21/2007	4,939	$56,800
Jack P. Healey	2/21/2007	4,348	$50,000
Michael W. Brice	2/21/2007	1,913	$22,000

All shares vest February 21, 2010, and were granted based upon the closing share price of $11.50 on the date granted. The restricted stock awards were granted in accordance with the Management Incentive Program, as discussed on page 19.

Stock Options Exercised and Restricted Stock Vested

During 2006, there were no options exercised by the Named Executive Officers and no restricted shares beneficially owned by the Named Executive Officers vested.

Outstanding Equity Awards as of December 31, 2006

	Stock option awards				Restricted stock awards
	Number	Number	Exercise	Expiration	Number Not		Market Value
	Exercisable	Unexercisable	Price	Date	Vested		Not Vested(1)

Charles A. Lingenfelter	12,000	—	$6.44	3/4/2009	93,254	(3)	922,282
	15,167	—	$1.80	5/16/2011
	30,000	—	$3.12	5/15/2012
Jack P. Healey	10,000	—	$6.44	3/4/2009	27,230	(4)	269,305
	16,933	—	$1.80	5/16/2011
	30,000	—	$3.12	5/15/2012
Michael W. Brice	5,000	10,000 (2)	$8.25	1/3/2015	11,185	(5)	110,620

(1)	The market value of the restricted shares is based on the closing sales price of the Company’s Common Stock on the NASDAQ as of the last business day of its fiscal year, December 31, 2006, which was $9.89 per share.

(2)	Of this amount, 5,000 options vested January 3, 2007 and 5,000 options are scheduled to vest on January 3, 2008.

(3)	Of this amount, 25,355 shares are scheduled to vest on July 31, 2007, 43,081 shares are scheduled to vest on April 28, 2008, 15,000 shares are scheduled to vest on November 3, 2008 and 9,818 shares are scheduled to vest on February 22, 2009.

(4)	Of this amount, 5,800 shares are scheduled to vest on July 31, 2007, 2,000 shares are scheduled to vest on November 2, 2007, 11,800 shares are scheduled to vest on April 28, 2008, 1,500 shares are scheduled to vest on July 29, 2008 and 6,130 shares are scheduled to vest on February 22, 2009.

(5)	Of this amount, 6,250 shares are scheduled to vest on January 1, 2008 and 4,935 shares are scheduled to vest on April 27, 2009.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about equity compensation awards under the Company’s 1997 Stock Incentive Plan, Employee Stock Purchase Plan and Management Incentive Program as of December 31, 2006.

		Weighted-average
	Number of securities to be	exercise price of	Number of securities
	issued upon exercise of	outstanding	remaining available for
	outstanding options,	options, warrants,	future issuance under
Plan Category	warrants, and rights	and rights	equity compensation plans(2)

Equity compensation plans approved by stockholders	643,196	$5.50	284,799
Equity compensation plans not approved by stockholders(1)	55,000	$7.16	0
Total	698,196	$5.63	284,799

(1)	Represents incentive stock and options to purchase Common Stock granted to certain officers as inducement for employment.

(2)	Includes 160,215 shares of Common Stock available for grant under the Stock Incentive Plan, 36,649 shares available for grant under the Employee Stock Purchase Plan, and 87,935 shares of Common Stock available for grant under the Management Incentive Program, in each case as of December 31, 2006.

CERTAIN TRANSACTIONS

Related Party Matters

The Company has entered into certain real property leases as lessee with respect to which stockholders of the Company, or their affiliates, are the lessors. The Company currently leases two properties with respect to which Mr. Shearer, the former President and Chief Executive Officer and current director of the Company, is the lessor. The properties are located in York and Whitehall, Pennsylvania. Total annual base rent under the terms of both leases for 2006 was $414,495. The Company believes that the annual rent and other terms of these leases are no less favorable to the Company than could be obtained from unaffiliated parties for comparable properties in the York and Whitehall, Pennsylvania areas.

In addition, in connection with Mr. Shearer’s resignation as President and Chief Executive Officer of the Company in November 2005, the Company entered into a separation agreement with Mr. Shearer that provides for the extension of certain payments and benefits by the Company to Mr. Shearer during the term of the agreement. The February 6, 2006 agreement provided for cash payments and additional obligations totaling $379,000, with $36,750 paid on December 31, 2005 and the remaining $342,250 paid in 2006, in return for his release of obligations to him for his previous service.

Policy Respecting Related Party Transactions

The Board of Directors’ written policy requires that any transactions between the Company and any of its officers, directors, principal stockholders, or affiliates must be on terms no less favorable than those that could be obtained from unaffiliated parties in comparable situations and must be approved by a majority of the disinterested members of the Board. The Audit Committee of the Board is responsible for reviewing all related party transactions on a continuing basis and all potential conflict of interests situations where appropriate.

Compensation Committee Interlocks and Insider Participation

Messrs. Barth, Fenoglio, Parr and Seigel served as members of the Company’s Compensation Committee throughout the 2006 fiscal year. None of the executive officers of the Company served as either a member of the compensation committee or a director of any entity of which any member of the Compensation Committee or of the Board is an executive officer.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the Company’s management, and based on this review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is respectfully submitted by the Compensation Committee of the Board of Directors.

David K. Barth, Chairman — William R. Fenoglio — William T. Parr — Richard M. Seigel

REPORT OF AUDIT COMMITTEE

The Audit Committee is comprised of four members, each of whom is independent in accordance with applicable standards under both federal securities laws and regulations and current listing requirements of the NASDAQ stock market. The Audit Committee functions pursuant to responsibilities and other guidelines established under a written charter adopted by the Board of Directors in August 2000 and amended in February 2007. The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as independent auditors and recommending to the Board of Directors that the financial statements be included in the Annual Report to stockholders.

In connection with performing its responsibilities, the Audit Committee met eight times during 2006. Management has primary responsibility for the financial reporting process, including the system of internal controls, the preparation of consolidated financial statements in accordance with generally accepted accounting principles and the report on the Company’s internal control over financial reporting. The Company’s independent auditors for 2006, Ernst & Young LLP, are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and for attesting to management’s report on the Company’s internal controls over financial reporting. The Audit Committee reviewed each quarterly report that the Company filed in 2006 and discussed each such report with Ernst & Young LLP before its filing. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2006 with management, and has discussed with Ernst & Young LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 “Communication with Audit Committees.” The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 “Independence Discussion with Audit Committees” and has discussed with Ernst & Young LLP its independence from the Company.

Based on the reports and discussions described in this report, and consistent with the responsibilities and other guidelines in the Audit Committee Charter, the Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

This report is respectfully submitted by the Audit Committee of the Board of Directors.

William R. Fenoglio, Chairman — David K. Barth — George L. Sachs — Richard M. Seigel

INDEPENDENT AUDITORS

The Board of Directors, upon recommendation of the Audit Committee, appoints each year the firm that will serve as the Company’s independent auditors. The Board of Directors appointed Ernst & Young LLP to serve as such independent auditors for the 2006 fiscal year. Such appointment is not subject to ratification or other vote by the stockholders. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by Ernst & Young LLP to the Company were $941,800 and $994,600, respectively, for professional services rendered for the audit of our financial statements for fiscal years 2006 and 2005, the reviews of financial statements included in our Forms 10-Q filed during fiscal years 2006 and 2005, and the audit of our internal controls over financial reporting in 2006 and 2005. Audit fees decreased in fiscal 2006 compared to fiscal 2005 due primarily to the Company’s first annual compliance and reporting obligations with regard to internal controls over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 and the additional work performed by Ernst & Young LLP in its assessment of such internal controls of the Company in 2005.

Audit-Related Fees

Ernst & Young LLP did not bill the Company for any audit-related services for fiscal 2006 and 2005.

Tax Fees

The aggregate fees billed by Ernst & Young LLP during the fiscal years 2006 and 2005 for professional services rendered for tax compliance, tax advice and tax planning for the Company were $189,200 ($164,500 for tax compliance and $24,700 for tax advice and tax planning), and $266,100 ($234,100 for tax compliance and $32,000 for tax advice and tax planning), respectively.

All Other Fees

Ernst & Young LLP billed the Company aggregate fees of $1,500 for each of fiscal years 2006 and 2005 for products and services provided to the Company not otherwise included in the categories above.

Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s independent auditors. The Audit Committee specifically approves the annual audit services engagement and has generally approved the provision of certain tax services by Ernst & Young LLP. Certain non-audit services that are permitted under the federal securities laws may be approved from time to time by the Audit Committee. The Audit Committee is authorized to delegate one or more of its members pre-approval authority with respect to permitted services.

STOCKHOLDERS’ PROPOSALS FOR 2008 ANNUAL MEETING

Any stockholder who wishes to present a proposal appropriate for consideration at the Company’s 2008 annual meeting of stockholders must submit the proposal in proper form to the Company at its address set forth on the first page of this proxy statement no later than December 4, 2007 for the proposal to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such annual meeting.

OTHER MATTERS

All of the expenses involved in preparing, assembling, and mailing this proxy statement and the materials enclosed herewith and soliciting proxies will be paid by the Company. It is estimated that such costs will be nominal. The Company may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for expenses reasonably incurred by them in sending proxy materials to beneficial owners of stock. The solicitation of proxies will be conducted primarily by mail but may include telephone, telegraph, or oral communications by directors, officers, or regular employees of the Company, acting without special compensation.

The Board of Directors is aware of no other matters, except for those incidental to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any postponement, adjournment, or adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

Stockholders are urged to fill in, date, and sign the accompanying form of proxy and return it to the Company as soon as possible.

BY ORDER OF THE BOARD OF DIRECTORS,

Jack P. Healey
Secretary

APPENDIX A

INDUSTRIAL DISTRIBUTION GROUP, INC.
2007 STOCK INCENTIVE PLAN

Effective as of May 1, 2007

-i-

-ii-

INDUSTRIAL DISTRIBUTION GROUP, INC.
2007 STOCK INCENTIVE PLAN

ARTICLE 1 — GENERAL PROVISIONS

1.1  Establishment of Plan.  Industrial Distribution Group, Inc., a Delaware corporation (the “Company”), hereby establishes an incentive compensation plan to be known as the “Industrial Distribution Group, Inc. 2007 Stock Incentive Plan” (the “Plan”), as set forth in this document.

1.2  Purpose of Plan.  The objectives of the Plan are to (i) attract and retain employees, directors, consultants, advisors and other persons who perform services for the Company by providing compensation opportunities that are competitive with other companies; (ii) provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its affiliates; and (iii) align the long-term financial interests of employees and other Eligible Participants (as defined below) with those of the Company’s stockholders.

1.3  Types of Awards.  Awards under the Plan may be made to Eligible Participants in the form of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or any combination of these.

1.4  Effective Date.  The Plan was approved by the Board of Directors of the Company on February 21, 2007 contingent upon approval by the Company’s stockholders. The Plan is effective as of May 1, 2007 (the “Effective Date”), the date the stockholders approved the Plan.

1.5  Duration of the Plan.  The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Committee (as defined below) to amend or terminate the Plan at any time pursuant to Article 13, until the day prior to the tenth (10th) anniversary of the Effective Date.

ARTICLE 2 — DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

2.1  “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

2.2  “Agreement” means the written agreement evidencing an Award granted to the Participant under the Plan.

2.3  “Award” means an award granted to a Participant under the Plan that is an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or combination of these.

2.4  “Board” means the Board of Directors of the Company.

2.5  “Cause” means, unless provided otherwise in the Agreement: any conduct amounting to fraud, dishonesty, willful misconduct, or negligence; significant activities materially harmful to the reputation of the Company or an Employer; insubordination; or conviction or indictment of, confession to, or entering a plea of guilty or no contest to, a felony or a crime involving moral turpitude, all as determined in the exercise of good faith by the Board of Directors of the Company. Without limiting the foregoing, the following shall constitute Cause: (i) Participant’s breach of this Plan or any material agreement between Participant and the Employer, (ii) negligence in Participant’s attention to the business or affairs of the Employer or intentionally failing to perform a reasonably requested directive or assignment or failure to perform his duties with the Employer substantially in accordance with the Employer’s operating and personnel policies and procedures generally applicable to all of its employees, (iii) the misappropriation (or attempted misappropriation) of any of the Employer’s funds or property. “Cause” under (i), (ii) and (iii) above shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement with the Employer that is binding as of the date of employment termination, and if such employment agreement defines “Cause,” then the definition of “Cause” in such agreement shall apply to the Participant for purposes of this Plan.

1

2.6  “Change in Control” means:

(a) The acquisition (other than from the Company) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act (but without regard to any time period specified in Rule 13d-3(d)(1)(i))), of 25 percent or more of either (i) the then outstanding Shares or (ii) the combined voting power of then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, (1) any acquisition by the Company or (2) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company;

(b) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other then the Board shall not be deemed a member of the Incumbent Board;

(c) Consummation by the Company of a reorganization, merger, or consolidation or sale of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Shares and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50 percent of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the outstanding Shares and the Outstanding Company Voting Securities, as the case may be; or

(d) Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

2.7  “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

2.8  “Committee” means the Compensation Committee of the Board or such other committee consisting of two or more members as may be appointed by the Board to administer this Plan pursuant to Article 3. All members shall be independent directors within the meaning of the Listing Standards and any other standards as the Board or the Committee may prescribe from time to time; provided, however, that, (a) if the Committee is comprised of at least three directors, and (b) the Listing Standards permit one member of the Committee not to be independent within the meaning of the Listing Standards, then the Board may appoint a member who is not so independent, provided, further, that such appointment otherwise complies with the Listing Standards. If any member of the Committee does not qualify as (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code, a subcommittee of the Committee shall be appointed to grant Awards to Named Executive Officers and to officers who are subject to Section 16 of the Act, and each member of such subcommittee shall satisfy the requirements of (i) and (ii) above. References to the Committee in the Plan shall include and, as appropriate, apply to any such subcommittee.

2.9  “Company” means Industrial Distribution Group, Inc., a Delaware corporation, and its successors and assigns.

2.10  “Director” means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company or any Employer shall not be considered a Director for

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purposes of grants of Awards under the Plan, but instead shall be considered an employee for purposes of grants of Awards under the Plan.

2.11  “Disability” means, unless provided otherwise in an Award Agreement (in which case such definition shall apply for purposes of the Plan with respect to that particular Award): (i) with respect to any Incentive Stock Option, disability as determined under Code Section 22(e)(3), and (ii) with respect to any other Award, that the Participant is “disabled” as determined under Code Section 409A(a)(2)(C) and any regulations promulgated thereunder. All determinations of Disability shall be made by the Committee or its designee.

2.12  “Effective Date” shall have the meaning ascribed to such term in Section 1.4 hereof.

2.13  “Eligible Participant” means an employee of the Employer (including an officer) as well as any other natural person, including a Director or proposed Director and a consultant or advisor who provides bona fide services to the Employer not in connection with the offer or sale of securities in a capital-raising transaction, subject to limitations as may be provided by the Code, the Act or the Committee, as shall be determined by the Committee.

2.14  “Employer” means the Company and any entity controlled by the Company, controlling the Company or under common control with the Company, including any entity during any period that it is a “parent corporation” or a “subsidiary corporation” with respect to the Company within the meaning of Code Sections 424(e) and 424(f). With respect to all purposes of the Plan, including but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company shall be authorized to act on behalf of all other entities included within the definition of “Employer.”

2.15  “Fair Market Value” means the fair market value of a Share, as determined in good faith by the Committee; provided, however, that

(a) if the Shares are traded on a national or regional securities exchange on a given date, Fair Market Value on such date shall be the closing sales price for a Share on the securities exchange on such date (or, if no sales of Shares were made on such exchange on such date, on the next preceding day on which sales were made on such exchange), all as reported in The Wall Street Journal or such other source as the Committee deems reliable; and

(b) if the Shares are not listed on any securities exchange, but nevertheless are publicly traded and reported (through the OTC Bulletin Board or otherwise), Fair Market Value on such date shall be the closing sales price on such date (or, if there are no sales on such date, on the next preceding day).

For purposes of subsection (a) above, if Shares are traded on more than one securities exchange then the largest U.S. exchange on which Shares are traded shall be referenced to determine Fair Market Value.

2.16  “Incentive Stock Option” or “ISO” means an Option granted to an Eligible Participant under Article 5 of the Plan which is intended to meet the requirements of Section 422 of the Code.

2.17  “Insider” shall mean an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Act.

2.18  “Listing Standards” means the listing standards of any exchange or self-regulatory organization which lists or quotes the securities of the Company.

2.19  “Named Executive Officer” means a Participant who is one of the group of “covered employees” as defined in the regulations promulgated or other guidance issued under Section 162(m) of the Code, as determined by the Committee.

2.20  “Nonqualified Stock Option” or “NQSO” means an Option granted to an Eligible Participant under Article 5 of the Plan which is not intended to meet the requirements of Section 422 of the Code.

2.21  “Option” means an Incentive Stock Option or a Nonqualified Stock Option. An Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option, and in the absence of such designation, shall be treated as a Nonqualified Stock Option.

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2.22  “Option Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.23  “Participant” means an Eligible Participant to whom an Award has been granted.

2.24  “Performance Measures” means the performance measures set forth in Article 9 which are used for performance-based Awards to Named Executive Officers.

2.25  “Performance Share” means an Award under Article 8 of the Plan that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such performance objectives during the relevant performance period as the Committee shall establish at the time of such Award or thereafter, but not later than the time permitted by Section 162(m) of the Code in the case of a Named Executive Officer, unless the Committee determines not to comply with Section 162(m) of the Code.

2.26 “Performance Unit” means an Award under Article 8 of the Plan that has a value set by the Committee, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such performance objectives during the relevant performance period as the Committee shall establish at the time of such Award or thereafter, but not later than the time permitted by Section 162(m) of the Code in the case of a Named Executive Officer, unless the Committee determines not to comply with Section 162(m) of the Code.

2.27 “Permitted Transferee” means any members of the immediate family of the Participant (i.e., spouse, children, and grandchildren), any trusts for the benefit of such family members or any partnerships whose only partners are such family members.

2.28 “Person” means an individual, a sole proprietorship, a partnership, a corporation, an association, an institution, a limited liability company, a trust, or any other legal entity.

2.29 “Plan” means this Industrial Distribution Group, Inc. 2007 Stock Incentive Plan, as amended from time to time.

2.30 “Prior Plan” means the Industrial Distribution Group, Inc. Stock Incentive Plan, which was effective July 10, 1997.

2.31 “Restricted Stock” means an Award of Shares under Article 7 of the Plan, which Shares are issued with such restriction(s) as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Shares, to sell, transfer, pledge or assign such Shares, to vote such Shares, and/or to receive any cash dividends with respect to such Shares, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.32 “Restricted Stock Unit” or “RSU” means a right granted under Article 7 of the Plan to receive a number of Shares, or a cash payment for each such Share equal to the Fair Market Value of a Share, on a specified date.

2.33 “Restriction Period” means the period commencing on the date an Award of Restricted Stock or an RSU is granted and ending on such date as the Committee shall determine.

2.34 “Retirement” means termination of employment with the Company and all Employers other than for Cause after a Participant has reached the age of 65 years.

2.35 “Share” means one share of common stock of the Company (as such Share may be adjusted pursuant to the provisions of Section 4.3 of the Plan).

2.36 “Stock Appreciation Right” or “SAR” means an Award granted under Article 6 which provides for an amount payable in Shares and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a Share on the day the Stock Appreciation Right is exercised over the specified purchase price.

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ARTICLE 3 — ADMINISTRATION

3.1  General.  This Plan shall be administered by the Committee. The Committee, in its discretion, may delegate to one or more of its members such of its powers as it deems appropriate.

3.2  Authority of the Committee.

(a) The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including without limitation, the determination of the number of Options, Stock Appreciation Rights, RSUs, Shares of Restricted Stock, Performance Shares or Performance Units subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

(b) The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent it shall deem desirable to carry it into effect.

(c) In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

(d) All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all parties, including the Company, its stockholders, Participants, Eligible Participants and their estates, beneficiaries and successors.

3.3  Participation Outside of the United States. The Committee or its designee shall have the authority to amend the Plan (including by the adoption of appendices or subplans) and/or the terms and conditions relating to an Award to the extent necessary to permit participation in the Plan by eligible individuals who are located outside of the United States on terms and conditions comparable to those afforded to eligible individuals located within the United States.

3.4  Delegation of Authority. Except with respect to Named Executive Officers and Insiders, the Committee may, at any time and from time to time, delegate to one or more persons any or all of its authority under Section 3.2, to the full extent permitted by law.

3.5  Award Agreements. Each Award granted under the Plan shall be evidenced by a written Agreement. Each Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee, including without limitation, provisions related to the consequences of termination of employment. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of the Agreement.

3.6  Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

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ARTICLE 4 — SHARES SUBJECT TO THE PLAN

4.1  Number of Shares.

(a) Subject to adjustment as provided in (b) below and in Section 4.3, the aggregate number of Shares which are available for issuance pursuant to Awards under the Plan is (i) one million one hundred twenty two thousand and one hundred and eighty (1,122,180) Shares, plus (ii) any Shares that are subject to outstanding grants under the Company’s Prior Plan, which expire, are forfeited or otherwise terminate without delivery of Shares (the “Share Pool”). All of the Shares available for issuance under the Plan (but in no event more than one million one hundred twenty two thousand and one hundred and eighty (1,122,180) Shares) may be issued pursuant to Incentive Stock Options. If Options, Restricted Stock or Restricted Stock Units are issued in respect of options, restricted stock, or restricted stock units of an entity acquired, by merger or otherwise, by the Company (or any subsidiary of the Company or any Employer), to the extent such issuance shall not be inconsistent with the terms, limitations and conditions of Code Section 422 or Exchange Act Rule 16b-3, the aggregate number of Shares for which Awards may be made hereunder shall automatically be increased by the number of Shares subject to Awards so issued. Such Shares shall be made available from Shares currently authorized but unissued or Shares currently held (or subsequently acquired) by the Company as treasury shares, including Shares purchased in the open market or in private transactions. Upon approval of this Plan by the stockholders of the Company, no further grants shall be made under the Company’s Prior Plan.

(b) The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

(i) Each Option awarded shall be counted as one Share subject to an Award and deducted from the Share Pool.

(ii) Each Share of Restricted Stock or Restricted Stock Unit shall be counted as one Share subject to an Award and deducted from the Share Pool.

(iii) Each Performance Award that may be settled in Shares shall be counted as one Share subject to an Award and deducted from the Share Pool, and if the Performance Award is expressed as a dollar amount rather than a number of Shares, with the number of Shares determined by dividing the value of the Performance Award at grant by the Fair Market Value of a Share at grant. Performance Awards that may not be settled in Shares shall not result in a reduction from the Share Pool.

(iv) Each Stock Appreciation Right that may be settled in Shares shall be counted as one Share subject to an Award and deducted from the Share Pool. Stock Appreciation Rights that may not be settled in Shares shall not result in a reduction from the Share Pool. In addition, if a Stock Appreciation Right is granted in connection with an Option and the exercise of the Stock Appreciation Right results in the loss of the Option right, the Shares that otherwise would have been issued upon the exercise of such related Option shall not result in a reduction in the Share Pool.

(v) If, for any reason, any Shares awarded or subject to purchase under the Plan or the Company’s Prior Plan are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or a Restricted Stock Unit, or the termination, expiration or cancellation of an Option, Stock Appreciation Right, Restricted Stock Unit, or Performance Award, or settlement of any Award in cash rather than Shares, such Shares (the “Returned Shares”) shall again be available for issuance pursuant to an Award under the Plan and shall be added to the Share Pool.

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4.2  Individual Limits. Except to the extent the Committee determines that an Award to a Named Executive Officer shall not comply with the performance-based compensation provisions of Section 162(m) of the Code, the following rules shall apply to Awards under the Plan:

(a) Options and SARs. The maximum number of Options and Stock Appreciation Rights that, in the aggregate, may be granted in any one calendar year to any one Participant shall be two hundred thousand (200,000).

(b) Restricted Stock and RSUs. The maximum aggregate number of Shares of Restricted Stock, and Restricted Stock Units that may be granted in any one calendar year to any one Participant shall be two hundred thousand (200,000) Shares.

(c) Performance Awards. With respect to Performance Awards that have a specific dollar-value target or are performance units, the maximum aggregate payout (determined as of the end of the applicable performance cycle) with respect to Performance Awards granted in any one calendar year to any one Participant shall be $2,000,000. With respect to Performance Awards that are payable in Shares, the maximum aggregate payout (determined as of the end of the applicable performance cycle) with respect to Performance Awards granted in any calendar year to any one Participant shall be two hundred thousand (200,000) Shares.

4.3  Adjustment of Shares. If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to stockholders (other than a cash dividend) results in the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation; or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding Shares; then equitable adjustments shall be made by the Committee, as it determines are necessary and appropriate, in:

(a) the limitations on the aggregate number of Shares that may be awarded as set forth in Section 4.1, including, without limitation, with respect to Incentive Stock Options;

(b) the limitations on the aggregate number of Shares that may be awarded to any one single Participant as set forth in Section 4.2;

(c) the number and class of Shares that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

(d) the Option Price under outstanding Options and the number of Shares to be transferred in settlement of outstanding Stock Appreciation Rights; and

(e) the terms, conditions or restrictions of any Award and Agreement, including the price payable for the acquisition of Shares; provided, however, that all such adjustments made in respect of each ISO shall be accomplished so that such Option shall continue to be an incentive stock option within the meaning of Section 422 of the Code.

ARTICLE 5 — STOCK OPTIONS

5.1  Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have sole discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants; provided that only an employee of the Employer may be granted ISOs.

5.2  Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Exercise Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO

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or an NQSO. Any portion of an Option that is not designated in the Agreement as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be an NQSO.

5.3  Option Exercise Price. The Option Exercise Price for each grant of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

5.4  Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its grant date.

5.5  Exercise of Options.  Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of or provision of services by the Participant with the Company or any Employer, which need not be the same for each grant or for each Participant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control of the Company or upon the occurrence of other events as specified in the Agreement.

5.6  Payment.  Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares (less any amount previously paid by the Participant to acquire the Option). The Option Exercise Price upon exercise of any Option shall be payable to the Company in full, in any of the following manners: (a) in cash, (b) in cash equivalent approved by the Committee, (c) unless not permitted by the Committee, by tendering previously acquired Shares (or delivering a certification or attestation of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price (provided that the tendered Shares must have been held by the Participant for six months or such other period required by the Committee), or (d) by a combination of (a), (b) and/or (c). The Committee also may allow cashless exercises as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

5.7  Nontransferability of Options.

(a) Incentive Stock Options.  No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

(b) Nonqualified Stock Options.  Except as otherwise provided in a Participant’s Award Agreement consistent with securities and other applicable laws, rules and regulations, no NQSO granted under this Article 5 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Article 5 shall be exercisable during his or her lifetime only by such Participant. In the event of a transfer permitted by the Agreement, appropriate evidence of any transfer to the Permitted Transferees shall be delivered to the Company at its principal executive office. If all or part of an Option is transferred to a Permitted Transferee, the Permitted Transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the Option as the Participant.

5.8  Special Rules for ISOs.  Notwithstanding the above, in no event shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Exercise Price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted or be eligible to receive an ISO that is exercisable later than the fifth (5th) anniversary date of its grant. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Employer) which are first exercisable in any calendar year for Shares having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds One Hundred Thousand Dollars ($100,000). Any such excess shall instead automatically be treated as a NQSO.

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ARTICLE 6 — STOCK APPRECIATION RIGHTS

6.1  Grant of Stock Appreciation Rights (or SARs).  A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Option granted under Article 5 of this Plan or may be granted independently of any Option. A Stock Appreciation Right shall entitle the holder, within the specified period (which may not exceed 10 years), to exercise the SAR and receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share on the exercise date exceeds the specified purchase price (which, unless provided otherwise, shall be the Fair Market Value on the grant date), times the number of Shares with respect to which the SAR is exercised. The Committee may provide in the Agreement for automatic exercise on a certain date, for payment of the proceeds on a certain date, and/or for accelerated vesting and other rights upon the occurrence of a Change in Control or upon the occurrence of other events specified in the Agreement. A SAR granted in connection with an Option (a “Tandem SAR”) shall entitle the holder of the related Option, within the period specified for the exercise of the Option, to surrender the unexercised Option, or a portion thereof, and to receive in exchange therefore a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share on the exercise date exceeds the Option Exercise Price per Share, times the number of Shares subject to the Option, or portion thereof, which is surrendered. SARs shall be subject to the same transferability restrictions as Nonqualified Stock Options.

6.2  Agreement.  Each SAR grant shall be evidenced by an Agreement that shall specify the exercise price, the duration of the SAR, the number of Shares to which the SAR pertains and such other provisions as the Committee shall determine.

6.3  Tandem SARs.  Each Tandem SAR shall be subject to the same terms and conditions as the related Option, including limitations on transferability, and shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. The grant of Stock Appreciation Rights related to ISOs must be concurrent with the grant of the ISOs. With respect to NQSOs, the grant either may be concurrent with the grant of the NQSOs, or in connection with NQSOs previously granted under Article 5, which are unexercised and have not terminated or lapsed.

6.4  Payment.  The Committee shall have sole discretion to determine in each Agreement whether the payment with respect to the exercise of an SAR will be in the form of all cash, all Shares, or any combination thereof. If payment is to be made in Shares, the number of Shares shall be determined based on the Fair Market Value of a Share on the date of exercise or the date of payment, as applicable. If the Committee elects to make full payment in Shares, no fractional Shares shall be issued and cash payments shall be made in lieu of fractional Shares. The Committee shall have sole discretion to determine and set forth in the Agreement the timing of any payment made in cash or Shares, or a combination thereof, upon exercise of SARs, including whether payment will be made in a lump sum, in annual installments or otherwise deferred; and the Committee shall have sole discretion to determine and set forth in the Agreement whether any deferred payments may bear amounts equivalent to interest or cash dividends.

6.5  Exercise of SARs.  Upon exercise of a Tandem SAR, the number of Shares subject to exercise under any related Option shall automatically be reduced by the number of Shares represented by the Option or portion thereof which is surrendered.

ARTICLE 7 — RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1  Grant of Restricted Stock and Restricted Stock Units.  Awards of Restricted Stock and Restricted Stock Units (“RSUs”) may be made to Eligible Participants as a reward for past service or as an incentive for the performance of future services that will contribute materially to the successful operation of the Employer. Awards of Restricted Stock and RSUs may be made either alone or in addition to or in tandem with other Awards granted under the Plan and may be current grants of Restricted Stock and RSUs or deferred grants of Restricted Stock and RSUs.

7.2  Restricted Stock Agreement.  The Restricted Stock Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

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any restrictions applicable to the Restricted Stock such as continued service or achievement of performance goals; the length of the Restriction Period, if any, and whether any circumstances, such as death, Disability, or a Change in Control, will shorten or terminate the Restriction Period; and rights of the Participant to vote or receive dividends with respect to the Shares during the Restriction Period.

7.3  Restricted Stock Unit Agreement.  The Restricted Stock Unit Agreement shall set forth the terms of the Award, as determined by the Committee, including without limitation, the number of RSUs granted to the Participant; the restrictions, terms and conditions of the RSU; whether the RSU will be settled in cash, Shares, or a combination of the two and the date when the RSU will be settled; any requirements such as continued service or achievement of certain performance measures; the length of the Restriction Period, if any; whether any circumstances such as Change in Control, termination of employment, Disability or death will shorten or terminate any vesting or Restriction Period; and whether dividend equivalents will be paid or accrued with respect to the RSUs.

7.4  Nontransferability.  Except as otherwise provided in a Participant’s Award Agreement, no RSUs and no Shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.5  Certificates.  Upon an Award of Restricted Stock to a Participant, Shares of Restricted Stock shall be registered in the Participant’s name. Certificates, if issued, may either be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse and/or be issued to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend and remaining subject to appropriate stop-transfer orders. If required by the Committee, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant or registered in the Participant’s name on the Company’s records; provided, however, that the Committee may cause such legend or legends to be placed on any such certificates as it may deem advisable under the terms of the Plan and the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional Share to the holder thereof. Concurrently with the lapse of any risk of forfeiture applicable to the Restricted Stock, the Participant shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 12 below.

7.6  Dividends and Other Distributions.  Except as provided in this Article 7 or in the Award Agreement, a Participant receiving a Restricted Stock Award shall have, with respect to such Restricted Stock Award, all of the rights of a stockholder of the Company, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and the right to receive any dividends; provided, however, the Committee may require that any dividends on such Shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts.

ARTICLE 8 — PERFORMANCE SHARES AND UNITS

8.1  Grant of Performance Shares/Units.  Performance Shares, Performance Units or both may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

8.2  Value of Performance Shares/Units.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares, Performance Units or both that will be paid out to the Participant. For purposes of this Article 8, the time period during which the performance goals must be met shall be called a “Performance Period.”

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8.3  Earning of Performance Shares/Units.  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares/Units shall be entitled to receive a payout of the number and value of Performance Shares/Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

8.4  Form and Timing of Payment of Performance Shares/Units.  Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Units in the form of cash or in Shares (or in a combination thereof) which has an aggregate Fair Market Value equal to the value of the earned Performance Shares/Units at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form and timing of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

Except as otherwise provided in the Participant’s Award Agreement, a Participant shall be entitled to receive any dividends declared with respect to Shares earned in connection with earned grants of Performance Shares/Units, that have not yet been distributed to the Participant (such dividends may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 7.6 herein).

8.5  Nontransferability.  Except as otherwise provided in a Participant’s Award Agreement, Performance Shares/Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

ARTICLE 9 — PERFORMANCE MEASURES

Until the Committee proposes for stockholder vote and stockholders approve a change in the general Performance Measures set forth in this Article 9, the attainment of which may determine the degree of payout and/or vesting with respect to Named Executive Officers’ Awards that are intended to qualify under the performance-based compensation provisions of Section 162(m) of the Code, the Performance Measure(s) to be used for purposes of such Awards shall be chosen from among the following (which may relate to the Company or a business unit, division or subsidiary): earnings, earnings per share, consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets, return on capital employed, total stockholder return, profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash flow measures, cash flow return, sales, sales volume, revenues per employee, stock price, cost, or goals related to acquisitions or divestitures. The Committee can establish other Performance Measures for performance Awards granted to Eligible Participants that are not Named Executive Officers and for performance Awards granted to Named Executive Officers that are not intended to qualify under the performance-based compensation exception of Section 162(m) of the Code.

The Committee shall be authorized to make adjustments in performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee shall also have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Measures; provided, however, that Awards which are designed to qualify for the performance-based compensation exception from the deductibility limitations of Section 162(m) of the Code, and which are held by Named Executive Officers, may not be adjusted upward (except as a result of adjustments permitted by this paragraph), but the Committee shall retain the discretion to adjust such Awards downward.

If applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the performance-based

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compensation exception from the deductibility limitations of Section 162(m) of the Code, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code.

ARTICLE 10 — BENEFICIARY DESIGNATION

Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s spouse, and if the Participant has no surviving spouse, to the Participant’s estate.

ARTICLE 11 — DEFERRALS

The Committee may permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or RSUs, or the satisfaction of any requirements or goals with respect to Performance Shares. If any such deferral election is permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, which rules and procedures shall comply with Section 409A of the Code.

ARTICLE 12 — WITHHOLDING

12.1  Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of any Award under this Plan. If a Participant makes a disposition within the meaning of Section 424(c) of the Code and regulation promulgated thereunder, of any Share or Shares issued to him pursuant to his exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

12.2  Share Withholding.  With respect to withholding required upon the exercise of Options or SARS, upon the lapse of restrictions on Restricted Stock or RSUs, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, Participants may elect, unless not permitted by the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a fair market value on the date the tax is to be determined equal to not more than the minimum amount of tax required to be withheld with respect to the transaction. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 13 — AMENDMENT AND TERMINATION

13.1  Amendment of Plan.  The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless the affected Participants consent in writing. To the extent required by Section 162(m) or 422 of the Code, other applicable law, and/or any Listing Standards, no amendment shall be effective unless approved by the stockholders of the Company.

13.2  Amendment of Award Agreement.  The Committee may, at any time, amend outstanding Agreements in a manner not inconsistent with the terms of the Plan; provided, however, except as provided in Sections 13.4 and 13.5, if such amendment is adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent

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with the terms of the Plan, the Committee may, at any time, amend an outstanding Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant.

13.3  Termination of Plan.  No Awards shall be granted under the Plan on or after the tenth anniversary of the Effective Date of the Plan.

13.4  Cancellation of Awards for Detrimental Activity.  The Committee may provide in the Award Agreement that if a Participant engages in any “Detrimental Activity” (as defined below or in the Award Agreement), the Committee may, notwithstanding any other provision in this Plan to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised, unpaid or deferred Award as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Plan or any other agreement. Without limiting the generality of the foregoing, the Agreement may also provide that if the Participant exercises an Option or SAR, receives a Performance Share, Performance Unit, or RSU payout, or receives Shares under an Award at any time during the period beginning six months prior to the date the Participant first engages in Detrimental Activity and ending six months after the date the Participant ceases to engage in any Detrimental Activity, the Participant shall be required to pay to the Company the excess of the then fair market value of the Shares subject to the Award over the total price paid by the Participant for such Shares.

For purposes of this Section, “Detrimental Activity” means any of the following, as determined by the Committee in good faith: (i) the violation of any agreement between the Company and the Participant relating to the disclosure of confidential information or trade secrets, the solicitation of employees, customers, suppliers, licensees, licensors or contractors, or the performance of competitive services; (ii) conduct that constitutes Cause (as defined in Section 2.5 above), whether or not the Participant’s employment is terminated for Cause; (iii) making, or causing or attempting to cause any other person to make, any statement, either written or oral, or conveying any information about the Company which is disparaging or which in any way reflects negatively upon the Company; (iv) improperly disclosing or otherwise misusing any confidential information regarding the Company; or (v) the refusal or failure of a Participant to provide, upon the request of the Company, a certification, in a form satisfactory to the Company, that he or she is in full compliance with the terms and conditions of the Plan; provided, that the Committee may provide in the Agreement that only certain of the restrictions provided above apply for purposes of the Award Agreement.

13.5  Assumption or Cancellation of Awards Upon a Corporate Transaction.  In the event of a proposed sale of all or substantially all of the assets or stock of the Company, the merger of the Company with or into another corporation such that stockholders of the Company immediately prior to the merger exchange their shares of stock in the Company for cash and/or shares of another entity or any other Change in Control or corporate transaction to which the Committee deems this provision applicable (any such event is referred to as a “Corporate Transaction”), the Committee may, in its discretion, cause each Award to be assumed or for an equivalent Award to be substituted by the successor corporation or a parent or subsidiary of such successor corporation (and adjusted as appropriate).

In addition or in the alternative, the Committee, in its discretion, may determine that all or certain types of Awards will be cancelled at or immediately prior to the time of the Corporate Transaction; provided, however, that at least 15 days prior to the Corporate Transaction (or, if not feasible to provide 15 days notice, within a reasonable period prior to the Corporate Transaction), the Committee notifies the Participant that, subject to rescission if the Corporate Transaction is not successfully completed within a certain period, the Award will be terminated and provides the Participant, either, at the election of the Committee, (i) a payment (in cash or Shares) equal to value of the Award, as determined below, or (ii) the right to exercise the Option or other Award as to all Shares, including Shares as to which the Option or other Award would not otherwise be exercisable (or with respect to Restricted Stock, RSUs, Performance Shares or Performance Units, provide that all restrictions shall lapse) prior to the Corporate Transaction. For purposes of this provision, the value of the Award shall be measured as of the date of the Corporate Transaction and shall equal the amount of cash or Shares that would be payable to the Participant upon exercise or vesting of the Award, less the amount of any payment required to be tendered by the Participant upon such exercise. For example, the amount payable to the Participant upon the Committee’s decision to cancel outstanding Options would equal the difference between the Fair Market Value of the Shares subject to the Options and the Exercise Price for such Options, computed as of the date of the Corporate Transaction.

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ARTICLE 14- MISCELLANEOUS PROVISIONS

14.1  Restrictions on Shares.  All certificates for Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any Listing Standards and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable state and federal laws (including, without limitation and if applicable, the requirements of the Securities Act of 1933), and any applicable requirements of any securities exchange or similar entity.

14.2  Rights of a Stockholder.  Except as otherwise provided in Article 7 of the Plan and in the Restricted Stock Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and receive dividends and other distributions. Except as provided otherwise in the Plan or in an Agreement, no Participant awarded an Option, Stock Appreciation Right, RSU, Performance Unit, or Performance Share shall have any right as a stockholder with respect to any Shares covered by such Award prior to the date of issuance to him or his delegate of a certificate or certificates for such Shares or the date the Participant’s name is registered on the Company’s book as the stockholder of record with respect to such Shares.

14.3  No Implied Rights.  Nothing in the Plan or any Award granted under the Plan shall confer upon any Participant any right to continue in the service of the Employer, or to serve as a Director thereof, or interfere in any way with the right of the Employer to terminate his or her employment or other service relationship at any time. Unless otherwise determined by the Committee, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan, severance program, or other arrangement of the Employer for the benefit of its employees. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company.

14.4  Compliance with Laws.

(a) At all times when the Committee determines that compliance with Section 162(m) of the Code is required or desirable, all Awards to Named Executive Officers shall comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Awards, the Committee may, subject to the requirements of Article 13, make any adjustments it deems appropriate.

(b) The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Exchange Act shall not be applicable with respect to participation in the Plan by Participants who are not Insiders.

14.5  Successors.  The terms of the Plan shall be binding upon the Company, and its successors and assigns.

14.6  Tax Elections.  Each Participant agrees to give the Committee prompt written notice of any election made by such Participant under Code Section 83(b) or any similar provision thereof.

14.7  Compliance With Code Section 409A.  The Plan is intended to satisfy the requirements of Code Section 409A and any regulations or guidance that may be adopted thereunder from time to time, including any transition relief available under applicable guidance related to Code Section 409A. The Plan may be amended or interpreted by the Committee as it determines necessary or appropriate in accordance with Code Section 409A and to avoid a plan failure under Code Section 409A(a)(1).

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14.8  Legal Construction.

(a)  Severability.  If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

(b)  Gender and Number.  Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(c)  Governing Law.  To the extent not preempted by federal law, the Plan and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, this Plan is executed as of the date approved by the Compensation Committee of the Board of Directors of the Company and ratified by the Board of Directors of the Company, the 21st day of February, 2007.

INDUSTRIAL DISTRIBUTION GROUP, INC.

By:	/s/ Jack P. Healey
Executive Vice President, Chief Financial Officer
and Secretary

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APPENDIX B-1

INDUSTRIAL DISTRIBUTION GROUP, INC.

FIRST AMENDMENT TO
MANAGEMENT INCENTIVE PROGRAM

This First Amendment to the Management Incentive Program (this “Amendment”) is made as of the 21st day of February, 2007, by Industrial Distribution Group, Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company established the Industrial Distribution Group, Inc. Management Incentive Program effective March 5, 1998 (the “MIP”) and the MIP was approved by the Company’s stockholders on May 7, 1998;

WHEREAS, pursuant to the provisions of the MIP, the Board of Directors of the Company (the “Board of Directors”), upon the prior approval and recommendation of the Compensation Committee of the Board of Directors, has authorized and directed, subject to approval of the stockholders of the Company, the increase by 200,000 shares of the total number of shares of the Company’s common stock, $0.01 par value per share, that may be granted or awarded under the MIP.

NOW, THEREFORE, for and in consideration of the foregoing premises, and other good and valuable consideration, the MIP is amended as follows:

1. Section 6(C) is hereby amended by deleting the last sentence of the second paragraph in its entirety and replacing it with the following:

“Subject to adjustment as provided in Section 7, the maximum number of Shares that may be issued pursuant to the Plan is 450,000.”

2. This Amendment shall be effective as of the date set forth above. Except as hereby amended, the MIP shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned does hereby execute this Amendment as of the date set forth above.

INDUSTRIAL DISTRIBUTION GROUP, INC.

By:	/s/ Jack P. Healey
Name: Jack P. Healey
Title: Secretary

APPENDIX B-2

INDUSTRIAL DISTRIBUTION GROUP, INC.
MANAGEMENT INCENTIVE PROGRAM

Effective as of January 1, 1998

1.	ESTABLISHMENT AND EFFECTIVE DATE OF PLAN

Industrial Distribution Group, Inc. (the “Company”) hereby adopts the Industrial Distribution Group, Inc. Management Incentive Program (the “Plan”) for its executive officers and certain other executives of the Company, its Business Units and affiliates who are in management positions designated as eligible for participation by the Compensation Committee (the “Committee”) of the Board of Directors of the Company or its designee. The Plan shall be effective as of January 1, 1998 and shall remain in effect, subject to the rights of amendment and termination in Section 15. Payments under the Plan shall only be made to Named Executive Officers after the Plan is approved by the stockholders of the Company, unless the Board of Directors determines otherwise.

2.	PURPOSE OF THE PLAN

The purpose of the Plan is to reward certain key management personnel of the Company and its Business Units for achieving performance goals relating to, among other things, increasing operating income and return on investment, increasing shareholder value, promoting growth and efficient use of resources and achieving specific individual goals.

3.	DEFINITIONS

(a) “Base Annual Salary” means the base salary established for a Participant during the applicable Plan Year, as determined by the Committee (which shall include the amount of any pre-tax deferrals or other pre-tax payments made by the Participant to the Company’s deferred compensation or welfare plans, whether qualified or non-qualified).

(b) “Board of Directors” means the Board of Directors of the Company.

(c) “Business Unit” means a separate business operating unit of the Company with respect to which separate performance goals may be established hereunder.

(d) “Change in Control” means any of the following events:

(i) The acquisition (other than from the Company) by any “Person” (as the term person is used for purposes of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Company’s then outstanding voting securities; or

(ii) The individuals who, as of January 1, 1998, are members of the Board of Directors (the “Incumbent Board”), cease for any reason to constitute at least two-thirds of the Board of Directors; provided, however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; or

(iii) Approval by stockholders of the Company of (1) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or

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consolidation, or (2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, for purposes of subsection (i) above, “person” shall not include any person who on the date hereof owns 100% or more of the Company’s outstanding securities, and a Change in Control shall not be deemed to occur solely because twenty percent (20%) or more of the combined voting power of the Company’s then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, or (ii) any corporation, which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

(e) “Chief Executive Officer” means the chief executive officer of the Company, unless otherwise specified.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means the Compensation Committee of the Board of Directors or any other committee designated by the Board of Directors which is responsible for administering the Plan.

(h) “Common Stock” means the common stock of the Company, par value $.01 per share.

(i) “Company” means Industrial Distribution Group, Inc., a Delaware corporation, and its successors.

(j) “Estimated Earnings” means the Company’s estimated earnings for the fiscal year based upon the consensus estimate forecasted by analysts and market makers for the fiscal year, as adjusted by the Committee in its discretion.

(k) “Incentive Award” or “Award” means the cash and, if applicable, Shares or restricted Shares awarded to Participants under the terms of the Plan.

(l) “Maximum Award” means the maximum percentage of Base Annual Salary which may be paid based upon the Company’s or Business Unit’s Relative Performance during the Plan Year.

(m) “Named Executive Officer” means a Participant who as of the date of payment of an Incentive Award is one of the group of “covered employees” under Code Section 162(m) and the regulations thereunder.

(n) “Participant” means an executive of the Company, a Business Unit or an affiliate who is designated by the Committee (or its designee) to participate in the Plan.

(o) “Personal Performance Goals” means the goals established for each Participant each year to improve the effectiveness of the Participant’s area of responsibility as well as the Company as a whole.

(p) “Plan Year” means the twelve month period which is the same as the Company’s fiscal year. The initial Plan Year shall be January 1 through December 31, 1998.

(q) “Program Rules” means the eligible Participants, performance measures, Incentive Award amounts, and other rules and conditions established annually by the Committee pursuant to Section 4, subject to ratification by the Board of Directors. The Program Rules for Participants other than Named Executive Officers may be established by a designee of the Committee.

(r) “Relative Performance” means the extent to which the Company, or designated Business Unit, as applicable, achieves the performance measurement criteria set forth in the Program Rules.

(s) “Shares” means the shares of Common Stock of the Company (including any new, additional or different stock or securities resulting from the changes described in Section 7).

(t) “Target Award” means the percentage (which may vary among Participants and from Plan Year to Plan Year) of Base Annual Salary which will be paid to a Participant as an Incentive Award if the performance measurement criteria applicable to the Participant for the Plan Year is achieved, as reflected in the Program Rules for such Plan Year.

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(u) “Threshold Award” means the minimum percentage of Base Annual Salary which may be paid based on the Company’s Relative Performance during the Plan Year.

4.	ADMINISTRATION OF THE PLAN

The Plan will be administered by the Committee; provided, however, the Committee shall have the right to delegate as it may deem necessary or appropriate to the Chief Executive Officer, the Chief Operating Officer or the Chief Financial Officer its authority and responsibility for administration of parts of the Plan as it applies to Participants other than Named Executive Officers. Subject to the right of the Board of Directors to ratify such Program Rules, the Committee (or its designee) will have the authority, from time to time, to determine the Program Rules for the following matters:

(a) the executives who are eligible to participate in the Plan;

(b) the types of Awards to grant under the Plan, such as the use of a performance matrix or bonus pool, which may vary among Participants and from year to year;

(c) the Target Award, Maximum Award and Threshold Award that can be granted to each Participant and the method for determining such award, which the Committee may amend from time to time;

(d) the performance targets and the measurement criteria to be used in determining the Company’s or a Business Unit’s Relative Performance, which will include one or more of the following, as determined by the Committee each year: operating income, return on investment, Estimated Earnings, net income, earnings per share, return on equity, return on assets (or net assets), profit before taxes, market value of the Company’s stock, and total shareholder return;

(e) the time or times and the conditions (such as continuing employment requirements) subject to which any Incentive Award may become payable; and

(f) the form in which the Award will be paid, such as cash, Shares or restricted Shares or any combination of the foregoing.

The Program Rules will be adopted by the Committee prior to, or as soon as practical after, the commencement of each Plan Year. Subject to the provisions of the Plan and its right to delegate its responsibilities, the Committee will also have the discretionary authority to interpret the Plan and the Incentive Awards issued under the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan and the Awards; and to make all other determinations deemed necessary or advisable in administering the Plan. The determinations of the Committee on the matters referred to in paragraphs (a) through (f) of this Section 4 shall be submitted at least annually to the Board of Directors for its consideration and ratification. For Participants who are not Named Executive Officers, the Committee may in its discretion establish performance measures not listed in this Section 4 without obtaining shareholder approval.

5.	PARTICIPATION

Eligibility for participation in the Plan is limited to the Presidents and certain other executives of the Company’s Business Units or affiliates thereof who hold key management and staff positions. From among those eligible and based upon the recommendations of the Chief Executive Officer and other designees, the Committee will designate by name or position the Participants each Plan Year. Any employee who is a Participant in one Plan Year may be excluded from participation in any other Plan Year. If, during the Plan Year, a Participant other than a Named Executive Officer, changes employment positions to a new position which corresponds to a different award level, the Committee may, in its discretion adjust the Participant’s award level for such Plan Year. The Committee may, in its discretion, designate employees who are hired after the beginning of the Plan Year as Participants for such Plan Year and as eligible to receive full or partial Incentive Awards for such year.

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6.	INCENTIVE AWARDS

     (a)  Determination of the Amount of Incentive Awards

As soon as administratively practical after the end of each Plan Year, the Committee shall certify the extent to which the performance targets and measurement criteria established pursuant to Section 4 have been achieved for such Plan Year based upon information prepared by the Company’s Chief Financial Officer. Subject to the right to decrease an award as described in the next paragraph, the Participant’s Incentive Award shall be computed by the Committee based upon the achievement of the established performance targets, measurement criteria and the requirements of the Plan. The Committee may in determining whether performance targets have been met adjust the Company’s financial results to exclude the effect of unusual charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, reductions in force, currency fluctuations or changes in accounting, which are distortive of financial results (either on a segment or consolidated basis); provided, that for purposes of determining the Incentive Awards of Named Executive Officers, the Committee shall exclude unusual items whose exclusion has the effect of increasing income, earnings, or other measurements if such items constitute “extraordinary items” under generally accepted accounting principles or are significant unusual items. In addition, the Committee will adjust its calculations to exclude the effect on financial results of changes in the Code or other tax laws, or the regulations relating thereto.

The Committee may, in its discretion, decrease the amount of a Participant’s Incentive Award for a Plan Year based upon such factors as it may determine, including the failure of the Company or a Business Unit to meet certain performance goals or of a Participant to meet his Personal Performance Goals. The factors to be used in reducing an Incentive Award may be established at the beginning of a Plan Year and may vary among Participants.

In the event that the Company’s or a Business Unit’s performance is below the performance thresholds for the Plan Year and the Incentive Awards are reduced or canceled, the Committee may in its discretion grant Incentive Awards to deserving Participants, except for Participants who are Named Executive Officers.

The Program Rules and Incentive Awards under the Plan shall be administered in a manner to qualify payments under the Plan to the Named Executive Officers for the performance based exception under Code Section 162(m) and the regulations thereunder, except where the Board of Directors determines such compliance is not necessary or desirable. The maximum Incentive Award that may be paid to an individual Participant for a Plan Year shall not exceed $1.0 million.

     (b)  Eligibility for Payment of Incentive Award

No Participant will have any vested right to receive any Incentive Award until such date as the Board of Directors has ratified the Committee’s (or its designee’s) recommendation with respect to the payment of individual Incentive Awards, except where the Committee determines such ratification is not necessary. No Incentive Award will be paid to any Participant who is not an active employee of the Company or an affiliate on the date the Board of Directors has ratified the payment of such Incentive Awards; provided, however, at the discretion of the Committee or its designee (subject to ratification by the Board of Directors, where required), a partial Incentive Award may be authorized by the Committee to be paid to Participants (or their beneficiaries) who are terminated by the Company without cause or who retire, die or become permanently and totally disabled during the Plan Year or prior to payment of the Incentive Award. No Participant entitled to receive an Incentive Award shall have any interest in any specific asset of the Company, and such Participant’s rights shall be equivalent to that of a general unsecured creditor of the Company.

     (c)  Payments of Awards

The Awards will be payable in cash, provided that the Committee shall have the authority to provide in the Program Rules that all or a portion of the Award will be paid in Shares and/or that the Participant may elect to receive all or a portion of his Award in Shares. For this purpose, the Shares will be valued at the closing price of the Shares on the primary securities exchange on which they are traded on the last trading day of the fiscal year, unless the Committee provides otherwise. The Committee may elect to place transferability, vesting and resale restrictions on the Shares.

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The Committee may also provide in the Program Rules that if the Participant elects to receive a portion of the Award in Shares, the Participant will receive an additional number of Shares (“Additional Shares”) equal to a certain percentage (not to exceed 100%) of the number of Shares received by reason of his election, plus an additional cash bonus equal to the fair market value (determined as of the last trading day of the fiscal year) of the Additional Shares received multiplied by a percentage amount to help offset income tax liability. The Committee may elect to place restrictions, such as a vesting schedule related to continuing employment, transferability, and resale restrictions, on the Additional Shares. Subject to adjustment as provided in Section 7, the maximum number of Shares that may be issued pursuant to the Plan is 250,000.

Payment of the Awards shall be made within 90 days after the close of the Company’s fiscal year, or such other period as may be specified by the Committee in the Program Rules.

7.	RECAPITALIZATION OF THE COMPANY

In the event of a recapitalization of the Company or its merger into or consolidation with another corporation, a Participant shall be entitled to receive such securities which he or she would have been entitled to receive had he or she been a shareholder of the Company holding Shares pursuant to the Plan at the time of such recapitalization, merger or consolidation. In the event of a stock split, stock dividend or combination of shares with respect to the Common Stock of the Company after the determination of the number of Shares to which a Participant is entitled but before delivery of such Shares to the Participant, then the number of Shares that such Participant shall be entitled to receive shall be proportionately adjusted.

8.	INVESTMENT REPRESENTATION AND RESTRICTIONS ON THE STOCK

Any Shares to be issued to a Participant pursuant to the Plan may be unregistered and, at the option of the Company, the Participant may be required to execute an investment letter in form satisfactory to the Company. The Shares shall bear a legend reflecting the investment representation and the unregistered status of the Shares.

9.	CHANGE IN CONTROL

The Committee may provide in the Program Rules or in the Award agreement that upon the occurrence of a Change in Control, the Participant’s Incentive Award for the Plan Year, determined at the Target Award level (without any reductions under Section 6(a)) shall be deemed to have been fully earned for the Plan Year. The Committee may also provide that the Participant shall only be entitled to a pro rata portion of his Incentive Award based upon the number of days within the Plan Year that had elapsed as of the effective date of the Change in Control. The Award agreement may also provide for accelerated payments of Incentive Awards upon the occurrence of a Change in Control.

10.	DEFERRAL

The Committee may permit a Participant to defer to another plan or program such Participant’s receipt of Shares or cash that would otherwise be due to such Participant by virtue of earning an Award under this Plan. If any such deferral election is required or permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferral.

11.	BENEFICIARY

Each Participant will designate a person or persons to receive, in the event of death, any Incentive Award to which he or she would then be entitled under Section 6(b). Such designation will be made in the manner determined by the Committee and may be revoked by the Participant in writing. If a Participant fails effectively to designate a beneficiary, then his or her estate will be deemed to be the beneficiary.

12.	WITHHOLDING OF TAXES

The Company shall deduct from each Incentive Award the amount of any taxes required to be withheld by any governmental authority.

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13.	EMPLOYMENT

Nothing in the Plan or in any Incentive Award shall confer (or be deemed to confer) upon any Participant the right to continue in the employ of the Company, a Business Unit or an affiliate, or interfere with or restrict in any way the rights of the Company, a Business Unit or an affiliate to discharge any Participant at any time for any reason whatsoever, with or without cause.

14.	SUCCESSORS

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding upon any successor to the Company, whether such successor is the result of an acquisition of stock or assets of the Company, a merger, a consolidation or otherwise.

15.	TERMINATION AND AMENDMENT OF THE PLAN; GOVERNING LAW

The Committee, subject to the ratification rights of the Board of Directors, has the right to suspend or terminate the Plan at any time, or to amend the Plan in any respect, provided that no such action will, without the consent of a Participant, adversely affect his or her rights under an Incentive Award approved under Section 6(b).

The Plan shall be interpreted and construed under the laws of the State of Delaware.

The Plan is intended to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and the Committee shall interpret and administer the provisions of the Plan and any Award agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

In the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award under the Plan, the Committee may, subject to this Section 15, make any adjustments it deems appropriate in such Award.

AS ADOPTED BY BOARD OF DIRECTORS,
March 5, 1998

AND APPROVED BY STOCKHOLDERS,
May 7, 1998

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COMMON STOCK
OF INDUSTRIAL DISTRIBUTION GROUP, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF
DIRECTORS FOR THE MAY 1, 2007
ANNUAL MEETING OF STOCKHOLDERS.
     The undersigned hereby appoints Charles A. Lingenfelter and Jack P. Healey, or any of them, with full power of substitution to each, the proxy of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Stockholders of INDUSTRIAL DISTRIBUTION GROUP, INC. to be held at 11:00 a.m., Eastern Time, on Monday, May 1, 2007, at 950 East Paces Ferry Road, Suite 1575, Atlanta, Georgia, and at any adjournment or postponement of the meeting.
1.	Election of directors, Richard M. Seigel and Ajita G. Rajendra, to serve in Class III (Term Expiring 2010).

FOR all nominees for director listed above (except as marked to the contrary).
WITHHOLD AUTHORITY to vote for all nominees listed above.
WITHHOLD AUTHORITY to vote for an individual nominee. Write name(s) below.

2.	To approve the Company’s 2007 Stock Incentive Plan, which authorizes an aggregate of 1,122,180 shares of Common Stock, to be issued pursuant to the plan.

3.	To approve an amendment to the Company’s Management Incentive Program to increase the number of shares of Common Stock, from 250,000 to 450,000, that may be issued pursuant to the plan and to reapprove the performance criteria under the plan.

4.	In accordance with their best judgment with respect to any other matters that may properly come before the meeting.
THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THE PROXY AND ACCOMPANYING PROXY STATEMENT, “FOR” APPROVAL OF THE 2007 STOCK INCENTIVE PLAN, AND “FOR” APPROVAL OF THE AMENDMENT TO THE MANAGEMENT INCENTIVE PROGRAM TO INCREASE THE AUTHORIZED SHARES UNDER THE PROGRAM AND REAPPROVAL OF THE PERFORMANCE CRITERIA UNDER THE PROGRAM; UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

Please sign this Proxy exactly as name appears on the Proxy.

Note: When signing as attorney, trustee, administrator, or guardian, please give your title as such. In the case of joint tenants, each joint owner must sign.
Date:_______________, 2007
Dear Stockholder:
     We encourage you to vote your shares electronically this year either by telephone or via the Internet. This will eliminate the need to return your proxy card. You will need your proxy card and control number (printed on the proxy card) when voting your shares electronically.
     The ASTC voting by Telephone and by Internet systems can be accessed 24-hours a day, seven days a week up until 2:00 P.M. (EDT) on April 30, 2007.

To Vote by Telephone:

Call toll-free:	1-800-PROXIES	(1-800-776-9437)
To Vote by Internet:
Log on to the Internet and go to:                http://www.voteproxy.com
If you vote over the Internet or by Telephone, please do not mail your proxy card.